                                                                EXHIBIT 10(XXI)


                               KALIMAS JAYA LTD.

               ACQUISITION AGREEMENT FOR GOLD & COAL CONCESSIONS

Whereas this Acquisition Agreement (AA) is made and entered into on this 18th day of February 1997, by and between:

1. KALIMAS JAYA LTD. (hereinafter referred to as "KALIMAS"), a corporation organized under the laws of the Bahamas and having representative offices in Singapore. Kalimas is represented in this transaction by William Chan
     (Chan); and,

2. KALIMANTAN RESOURCES LTD. (hereinafter referred to as "KALIMANTAN"), a corporation organized under the laws of the Commonwealth of the British Virgin Islands, and having registered offices in the Commonwealth of the British Virgin Islands. Kalimantan is a wholly owned subsidiary of Nevada Manhattan Mining Inc. which has a representative office at 5038 North Parkway Calabasas, Suite 100, Calabasas, CA 91302. Kalimantan is represented in the AA by Christopher Michaels (CDM) and Jeffrey Kramer
     (JK).

Kalimas and Kalimantan are hereinafter referred to the "PARTIES" to this AA.

                                   WITNESSETH
I.   CONTRACTUAL TRANSACTIONS

Whereas Kalimas controls potential gold mining concessions as well as potential coal mining concessions (hereinafter referred to as the "CONCESSIONS") in Central & East Kalimantan, Indonesia as well as in Central Sumatra, Indonesia. The Concessions are described as follows:

     THE MUNUNG GOLD MINING CONCESSION

     - 6,096 Hectares

     - Location: Central Kalimantan

     - Northwest of the Kelian Gold Mine

     - KP for General Survey & Exploration; Issued in August 1996

     THE TELEN GOLD MINING CONCESSION

     - 687 Hectares

     - Location: East Kalimantan

     - East of Busang Deposits

     - KP for General Survey & Exploration; Issued in August 1996


     THE LONG BELEH GOLD MINING CONCESSION

     - 4,637 Hectares

     - Location: East Kalimantan

     - South of Busang Deposits

     - KP for General Survey & Exploration; Issued in September 1996


     THE RIAU GOLD MINING CONCESSIONS(2)

     Sengingi Concession

     - 4,000 Hectares

     - Location: Central Sumatra in the Province of Riau

     - KP Exploitation

     Kuantan Concession

     - 8,000 Hectares

     - Location: Central Sumatra in the Province of Riau

     - KP Exploitation

     THE BERAU COAL MINING CONCESSION

     - 100,000 Hectares

     - Location: Southeast Kalimantan

     - Government License: To be provided in Jakarta by PT Kresna
       TambangSawah

The geographic descriptions & information as well as all other relevant Government Licenses in respect of the Concessions is included in Exhibit I which is attached to this Agreement.

Kalimas has acquired these five (5) Concessions and has executed the written agreements through a series of "Development Agreements" between Kalimas and a group of local Indonesian companies (hereinafter referred to as the "LOCAL INDONESIAN PARTNERS") designated as follows:

     1. PT Walea Bahimas

     2. PT Aksara Mina Artha

     3. PT Kresna Tambang Sawah

     4. PT Muara Mayang Coal Utama

     5. PT Muara Koman Mas

As a prelude to the signing of this Agreement, Kalimas has introduced, evaluated, recommended, and secured these Concessions to Kalimantan, and for which consideration will be outlined and described later in this Agreement.

Under the terms of the Development Agreements between Kalimas and the Local Indonesian Partners, it was agreed that the Local Indonesian Partners would be responsible for obtaining all necessary government licenses and, most importantly, the Exploitation Licenses and/or Contracts of Work (hereinafter referred to as "COWs"), for the development, exploration, and exploitation of gold/other metals and coal from the Concessions; furthermore, the Local Indonesian Partners would seek and obtain all other necessary government licenses, such as those associated with refinery & production as well as transport & sale of the respective natural resources. Under the terms of the Development Agreements, Kalimas has the effective control to consummate this Agreement. As described in the Development Agreements, Kalimas has the controlling interest in each of these Concessions and is to provide certain development funding and other mining and management expertise, all of which has already been negotiated. The specific terms of the cash funding as well as other considerations which are to be paid is accurately described in the Development Agreements, all of which are attached herewith in EXHIBIT II. Additionally, it was agreed between Kalimas and the Local Indonesian Partners that Kalimas would be entitled to appoint a third party, such as Kalimantan and/or its' local Indonesian nominee company, to accept a transfer of the relevant government licenses in respect of the Concessions (simultaneously with the filings for the Exploitation Licenses and/or COWs).

On the basis of this Agreement, the Parties agree that in the event that the Local Indonesian Partners are unable to perform the required obligations and responsibilities with respect to seeking and acquiring the necessary government licenses and, in particular, the Exploitation Licenses and/or COWs, Kalimantan/Nevada (with the assistance of Kalimas as necessary) has a first right to step in with respect to any and all title and/or licensing issues, and to cure or effectuate them as needed. This may adjust required payments for said properties at the sole expense of seller(s).

The Parties further agree that any additional information, points of agreement, clarification and/or amendments in respect of the Concessions will be attached to this Acquisition Agreement as ADDENDUMS.

Whereas KALIMANTAN is a wholly-owned subsidiary company of Nevada
Manhattan Mining Inc. (hereinafter referred to as "NEVADA") which currently operates gold mining concessions in the state of Nevada. Kalimantan has the desire, interest, and ability to acquire and finance the exploration, development, and exploitation of the Concessions (hereinafter referred to as the "TRANSACTIONS"). Kalimantan/Nevada is prepared to conduct its' due diligence process to verify the values on the Concessions.

II.   CONSIDERATION FOR THE TRANSACTION

Under the terms of this Acquisition Agreement for the gold and coal concessions, the Parties agree on the following for the development, exploration, and exploitation of the Concessions:

     Kalimas will merge 51% of its' control and interest in each of the Concessions into Kalimantan or its' proper designee for the following terms, conditions, and consideration:

1. Kalimantan's parent company, Nevada, will issue Common Shares of Nevada's Common Stock to Kalimas on the following basis:

     The number of shares of Nevada's Common Stock to be issued to Kalimas will be done on a negotiated basis and which will be determined after Kalimantan/Nevada has performed its' due diligence and verification of the Concessions within a 90 to 180 day period from the date of the signing of this Agreement. The consideration to this Agreement is based upon the current price of Nevada's stock, which is approximately $10 per share; thus, any number of shares to be issued to Kalimas will be on the basis of this current market price and will be determined once the appropriate examination and negotiations are finalized and completed. Any shares to be negotiated and issued as a signing bonus for this Agreement will be issued as free trading shares or shares with Piggy-back registration rights. Any further shares above and beyond those shares issued as "Bonus Shares" will be issued upon an independent economic valuation of the Concessions, and at which time the gross value will be negotiated by the Parties. Moreover, the economic valuation of the Concessions will be based upon prevailing industry standards. Twenty-five percent (25%) of any of the shares to be issued in consideration for the valuation of the Concessions will be free trading or have Piggy-back registration rights.

2. Cash payment(s) of approximately USD$5,000,000 to USD$6,000,000 will be assumed by Kalimantan/Nevada in accordance with the financial obligations as described in the Development Agreements, all of which are to be finalized and paid at a date to be determined by the Parties after the results from the gold and coal concessions are completed by Kalimantan/Nevada in the above referenced economic valuations. Any additional cash payments are to be discussed at a later date as necessary.

3.   Exploration Program & Board Representation

     (a) Kalimantan must commence exploration on the Concessions within 6 months but not later than 12 months from the execution of this AA.

     (b) Kalimas will be entitled to Board representation on Nevada's Board of Directors.

4.   Default Provisions

     (a) Kalimantan/Nevada, Christopher Michaels & Jeffrey Kramer shall be deemed "key men" to the management of Kalimantan/Nevada and to this transaction. If there is any change in corporate management without Mr. Michaels or Mr. Kramer and without the express written consent of Kalimas, then this Agreement shall be deemed in default and these gold and coal concessions shall revert back to Kalimas at no cost to Kalimas.

     (b) In the event that Kalimantan/Nevada is unable to complete the development of any of the above concessions, it is mutually agreed by the Parties that its interests shall be prorated under some mutually agreed formula.

5. Kalimas reserves the right to substitute or add other gold or coal mining concessions of like potential value with the approval of Kalimantan/Nevada.

6. Voting Trust: Kalimas will vote its shares in favor of management as long as CDM and JK are executives of Kalimantan/Nevada.

7. All exploration, operating, and budgetary costs to effectuate the Company's due diligence and development of the Concessions will be 100% undertaken by Kalimantan and/or Nevada and will be fully recoupable prior to any distribution of profits, except to the Local Indonesian Partners in this Agreement.

8. It is understood that this agreement and all compensation agreed hereto by both parties above holds true throughout any and all Kalimantan subsidiaries and spin-off public companies that may arise through any corporate structure reorganization.

9. Kalimas will use its best efforts and good faith to fully cooperate with Kalimantan/Nevada to succeed, especially in Indonesia.

The execution of this AA is legal and binding on all Parties, and this Agreement is ratified by the Board of Directors of both corporations.

Kalimas has executed this Agreement in the Republic of Singapore on this 18th day of February, 1997.

NMMC has executed this Agreement in the Republic of Brasil on the 24th day of February 1997.



                                  SIGNATORIES


Nevada Manhattan Mining Inc. and
Kalimantan Resources Ltd.                  Kalimas Jaya Ltd.



/s/ Christopher Michaels                   /s/ William Chan
-------------------------------            ---------------------------------
Name:  Christopher Michaels                Name:  William Chan
Title: Chairman/CEO                        Title: President Director




-------------------------------
Name: Jeffrey Kramer
Title: President

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





             DEPARTEMEN PERTAMBANGAN DAN ENERGI REPUBLIK INDONESIA

                     DIREKTORAT JENDERAL PERTAMBANGAN UMUM

                 KEPUTUSAN DIREKTUR JENDERAL PERTAMBANGAN UMUM

                       Nomor: 378. K / 2012 / DDJP / 1996

                                    TENTANG
                 PEMBERIAN KUASA PERTAMBANGAN PENYELIDIKAN UMUM
                                 (KW. 96JLP079)

                      DIREKTUR JENDERAL PERTAMBANGAN UMUM

Membaca       :  Surat permohonan PT. MUARA MAYANG COAL UTAMA
                 tanggal 18 Juli 1996.

Menimbang     :  bahwa permohonan yang bersangkutan tclah memenuhi
                 syarat-syarat sebagaimana ditentukan dalam peraturan perundang-undangan yang berlaku.

Mengingat     :  1. Undang-undang No. 11 Tahun 1967 (LNRI Th 1967 No. 22,
                    TLNRI No. 2831);
                 2. Peraturan Pemerintah No. 32 Tahun 1969 (LNRI Th 1969
                    No. 60, TLNRI No. 2916) sebagaimana telah diubah dengan Peraturan Pemerintah No. 79 Tahun 1992 (LNRI Th 1992 No. 130, TLNRI No. 3510);
                 3. Keputusan Presiden RI No. 343/M Tahun 1993 Tanggal 11
                    September 1993;
                 4. Keputusan Menteri Pertambangan dan Energi No. 2027
                    K/201/M.PE/1985 Tanggal 18 September 1985;
                 5. Keputusan Direktur Jenderal Pertambangan Umum
                    No.03.K/201/DDJP/1996 tanggal 8 Januari 1996.

Memperhatikan :  Surat Direktur Teknik Pertambangan Umum
                 Nomor : 2088/2012/DPT/1996 tanggal 13 Augustus 1996

                                   MEMUTUSKAN

Menetapkan    :

PERTAMA       :  Memberikan Kuasa Pertambangan Penyelidikan Umum untuk
                 jangka waktu 1(satu) tahun.
                 Kepada    :  PT. MUARA MAYANG COAL UTAMA
                 Alamat    :  Jl. Cengkeh 21 F-C
                              Jakarta

                 Atas suatu wilayah tertanda KW. 96JLP079 terletak di Kabupaten Barito Utara, Propinsi Kalimantan Tengah, seluas 6.096,000 (enam ribu sembilan puluh enam) hektar.

                 Dengan penjelasan batas wilayah dan Peta Kuasa Pertambangan sebagaimana tercantum pada lampiran I untuk mengadakan penyelidikan umum dengan memenuhi kewajiban-kewajiban tersebut dalam lampiran II Keputusan ini serta ketentuan peraturan perundang-undangan yang berlaku.

KEDUA         :  Kuasa Pertambangan ini tidak dapat di perpanjang dan dapat dibatalkan walaupun masa berlakunya belum habis, apabila
                 Pemegang Kuasa Pertambangan tidak memenuhi kewajiban-kewajiban yang tercantum di dalam lampiran II Keputusan ini dan ketentuan peraturan perundang-undangan yang berlaku.

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]

KETIGA        :  Pemegang Kuasa Pertambangan yang bermaksud mengadakan
                 kerjasama dengan pihak modal asing dalam rangka Perjanjian
                 Karya terlebih dahulu harus memperoleh izin tertulis dari
                 Menteri Pertambangan dan Energi cq. Direktur Jenderal
                 Pertambangan Umum.

KEEMPAT       :  Keputusan Direktur Jenderal ini mulai berlaku pada
                 tanggal ditetapkan.


                          Kitetapkan di Jakarta
                          pada tanggal 28 Agustus 1996


                          DIREKTUR JENDERAL PERTAMBANGAN UMUM


                          [SEAL]


                          /s/ KUNTORO MANGKUSUBROTO
                          --------------------------------
                              Kuntoro Mangkusubroto



TEMBUSAN :

 1. Menteri Pertambangan dan Energi di Jakarta (dengan peta);
 2. Menteri Kehutanan di Jakarta (dengan peta);
 3. Menteri Negara Penggerak Dana Investasi/Ketua Badan Korrdinasi
    Penanaman Modal di Jakarta (tanpa peta);
 4. Menteri Negara Agraria/Kepala Badan Pertanahan Nasional di Jakarta (DENGAN PETA);
 5. Sekretaris Jeneral Departemen Pertambangan Dan Energi di Jakarta
    (dengan peta);
 6. Inspektur Jenderal Departemen Partambangan dan Energi di Jakarta
    (dengan peta);
 7. Direktur Jenderal Deologi dan Sumberdaya Mineral up. Direktur Direktorat Sumberdaya Mineral, Jl.Diponegoro No. 57 Bandung (dengan peta);
 8. Direktur Jenderal Pemerintahan Umum dan Otonomi Daerah, Departemen
    Dalam Negeri di Jakarta (tanpa peta);
 9. Direktur Jenderal Perlindungan Hutan dan Pelestarian Alam, Departemen Kehutanan Jl.H. Ir. Juanda No. 9 Bogor (dengan peta);
10. Direktur Jenderal Inventarisasi dan Tataguna Hutan, Departemen Kehutanan di Jakarta (dengan peta);
11. Kepala Biro Hukum, Sekretariat Jenderal Departemen dan Energi di
    Jakarta (dengan peta);
12. Kepala Biro Humum, Sekretariat Jenderal Departemen Pertambangan dan Energi di Jakarta (tanpa peta);
13. Direktur Teknik Pertambangan Umum di Jakarta (dengan peta);
14. Direktur Pembinaan Pengusahaan Pertambangan di Jakarta (dengan peta);
15. Gubernur Kepala Daerah Tingkat I Propinsi Kalimantan Tengah di Palankaraya (dengan peta);
16. Kepala Kantor Wilayah Departemen Pertambangan dan Energi di Palangkaraya (dengan peta);
17. Kepala Kantor Wilayah Departemen Kehutanan di Palankaraya (dengan peta);
18. Bupati Kepala Daerah Tingkat Ii Kabupaten Barito Utara di Muara Teweh (dengan peta);

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]

Lampiran I  : KEPUTUSAN DIREKTUR JENDERAL PERTAMBANGAN UMUM
              Nomor     : 378.K/2012/DDJP/1996
              tanggal   : 28 Agustus 1996

LAMPIRAN DAFTAR KOORDINAT

Nama Perusahaan   : PT. MUARA MAYANG COAL UTAMA
Lokasi
- Propinsi        : KALIMANTAN TENGAH
- Kabupaten       : BARITO UTARA
- Kecamatan       : -
- Kode Wilayah    : 96JLP079
Luas              : 6.096 Ha


-----------------------------------------------------------------------------

 No.         Garis Bujur (BT)             Garis Lintang
Titik    --------------------------------------------------------------------
            o        '       "          o        '        "        LU/LS
-----------------------------------------------------------------------------

  1        114      50      30.00       0       17      0.00        LU
  2        114      50      30.00       0       20     30.00        LU
  3        114      47       0.00       0       20     30.00        LU
  4        114      47       0.00       0       23      0.00        LU
  5        114      52       0.00       0       23      0.00        LU
  6        114      52       0.00       0       17      0.00        LU

-----------------------------------------------------------------------------



                                      Direktur Jenderal Pertambangan Umum


                                      /s/ Kuntoro Mangkusubroto
                                      ------------------------------------
                                          Kuntoro Mangkusubroto

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]

                                 [LOCATION MAP]



                        PETA WILAYAH KUASA PERTAMBANGAN

     Diperuntukkan bagl     :  PT. MUARA MAYANG COAL UTAMA
     Tanggal Proses         :  11 JULI 1996
     Operator               :  UMAR ANTANA
     Kode Wilayah           :  96JLP079


                              LOKASI KEGIATAN

     Propinsl               :  KALIMTAN TENGAH
     Kabupaten              :  BARITO UTARA
     Kecamatan              :  -
     Tahap                  :  PENYELIDIKAN UMUM
     Luas areal             :  6.096 Ha


                          UNIT PELAYANAN INFORMASI DAN
                   PENCADANGAN WILAYAH PERTAMBANGAN (UPIPWP)
                     DIREKTORAT JENDERAL PERTAMBANGAN UMUM
                       DEPARTEMEN PERTAMBANGAN DAN ENERGI

                        PETA WILAYAH KUASA PERTAMBANGAN

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]

LAMPIRAN II  :  KEPUTUSAN DIREKTUR JENDERAL PERTAMBANGAN UMUM

             Nomor   :  378. K/2012/DDJP/1996
             Tanggal :  28 Agustus 1996


       KEWAJIBAN-KEWAJIBAN PEMEGANG KUASA PERTAMBANGAN PENYELIDIKAN UMUM

I. Pemegang Kuasa Pertambangan ini telah memilih tempat tinggal (domisili) pada pengadilan Negeri yang berfedudukan di Ibukota Propinsi Kalimantan Tengah di Palangkaraya.

II. Sebelum melakukan kegiatan, pemegang Kuasa pertambangan ini harus lebih dahulu memberitanhukan kepada Pemerintah Daerah Propinsi Kalimantan Tengah.

III. Hubungan antara pemegang Kuasa Pertambangan dengan pemilik tanah dan pihak ketiga diatur menurut ketentuan-ketentuan yang berlaku.

IV. Penegang Kuasa Pertambangan Penyelidikan Umum diwajibkan membayar Iuran Tetap menurut ketentuan-ketenuan yang berlaku dan harus dilunasi sebelum berakhirnya Kuasa Pertambangan.

V. Jika terjadi pertindihan Wilayah Kuasa Pertambangan dengan kepentingan lahan lainnya, maka pemegang Kuasa Pertambangan sebelum melaksanakan kegiatan dalam wilayah tersebut harus lebih dahulu menyelesaikannya sesuai dengan ketentuan yang berlaku.

VI. Pemegank Kuasa Pertambangan harus memberiken laporan kegiatan 3 (tiga) bulan sekali kepada Direktur Jenderal Pertambangan Umum (1 expl) dan tembusannya disampaikan kepada Direktur Teknik Pertambangan Umum
       (3 expl), Kepala Kantor Wilayah Departemen Pertambangan dan Energi di Palangkaraya (1 exple), Gubernur dan Bupati Kepala Daerah setempat (masing-masing 1 expl) paling lambat 10 (sepuluh) hari setelah berakhirnya triwulan.

VII. Dalam tempo 15 (lima belas) hari setelah keluarnya Keputusan ini, pemegang Kuasa Pertambangan wajib menyerahkan Rencana Kerja dan Rencana Pembiayaan untuk daerah yang dimaksud dalam Keputusan ini.

VIII. Pemegang Kuasa Pertambangan diwajibkan memberikan fasilitas jalan atau fasilitas lainnya kepada pemegang Kuasa Pertambangan lain apabila diperlukan sesuai dengan kesepakatan.

IX.    Dalam Bidang Pengawasan

       a. Penegang Kuasa Pertambangan harus mengindahkan/mentaati peraturan yang berlaku mengenai Pengawasan Keselamatan dan Kesehatan Kerja serta Lingkungan di bidang Pertambangan Umum.
       b. Pengawasan atas pelaksanaan Kuasa Pertambangan ini dilakukan oleh Pelaksana Inspeksi Tambank dan/atau petugas yang ditunjuk.
       c. Pemegank Kuasa Pertambangan dapat meminta kepada petugas tersebut untuk memperlihatkan surat-surat pengenal dan surat-surat tugasnya.

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]

X. a. Peemohonan Kuasa Pertambangan Eksplorasi sebagai peningkatan Kuasa Pertambangan Penyelidikan Umum harus diajukan 3 (tiga) bulan sebelum berakhirnya masa izin ini kepada Direktur Jenderal Pertambangan Umum.

      b. Atas Kelalaian tersebut pada huruf a, mengakibatkan:
         1. Kuasa Pertambangan berakhir menurut hukum dan segala usaha pertambangan harus dihentikan
         2. Selambat-lambatnya dalam waktu 6 (enam) bulan sejak tanggal berakhirnya Keputusan ini, pemegang Kuasa Pertambangan mengangkat keluar segala sesuatu yang menjadi milliknya kecuali benda-benda/ bangunan - bnagunan yang dipergunakan untuk kepentingan umum.


                                          DIREKTUR JENDERAL PERTAMBANGAN UMUM


                                          /s/ KUNTORO MANGKUSUBROTO
                                          -------------------------------------
                                              Kuntoro Mangkusubroto

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





             DEPARTEMEN PERTAMBANGAN DAN ENERGI REPUBLIK INDONESIA
                     DIREKTORAT JENDERAL PERTAMBANGAN UMUM

                 KEPUTUSAN DIREKTUR JENDERAL PERTAMBANGAN UMUM
                      Nomor:  379. K / 2012 / DDJP / 1996
                                    TENTANG
                 PEMBERIAN KUASA PERTAMBANGAN PENYELIDIKAN UMUM
                                 (KW. 96JLP071)

                      DIREKTUR JENDERAL PARTAMBANGAN UMUM

Membaca         :  Surat permohonan PT. WALEA BAHIMAS
                   tanggal 18 Juli 1996.

Menimbang       :  bahwa permohonan yang bersangkutan telah memenuhi
                   syarat-syarat sebagaimana ditentukan dalam peraturan perundang-undangan yang berlaku.

Mengingat       :  1. Undang-undang No. 11 Tahun 1967 (LNRI Th 1967 No. 22,
                      TLNRI No. 2831);
                   2. Peraturan Pemerintah No. 32 Tahun 1969 (LNRI Th 1969 No.
                      60, TLNRI No. 2916) sebagaimana telan diubah dengan Peraturan Pemerintah No. 79 Tahun 1992 (LNRI Th 1992 No. 130, TLNRI No. 3510);
                   3. Keputusan Presiden RI No. 343/M Tahun 1993 Tanggal 11
                      September 1993;
                   4. Keputusan Menteri Pertambangan dan Energi
                      No. 2027 K/201/M.PE/1985 Tanggal 18 September 1985;
                   5. Keputusan Direktur Jenderal Pertambangan Umum
                      No.03.K/201/DDJP/1996 tanggal 8 Januari 1996.

Memperhatikan   :  Surat Direktur Teknik Pertambangan Umum Nomor:
                   2089/2012/DPT/1996 tanggal 13 Agustus 1996

                                   MEMUTUSKAN

Menetapkan      :

PERTAMA         :  Memberikan Kuasa Pertambangan Penyelidikan Umum untuk jangka waktu 1 (satu) tahun.
                   Kepada       :  PT. WALEA BAHIMAS
                   Alamat       :  Jl. Kayu Putih Tengah I D/3A Jakarta Timur

                   Atas suatu wilayah tertanda KW.96JLP071 terletak di Kabupaten Kutai, Propinsi Kalimantan Timur, seluas 687,00 (enam ratus delapan puluh tujuh) hektar.

                   Dengan penjelasan batas wilayah dan Peta Kuasa Pertambangan sebagiamana tercantum pada lampiran I untuk mengadakan penyelidikan umum dengan memenuhi kewajiban-kewajiban tersebut dalam lampiran II Keputusan ini serta ketentuan peraturan perundang-undangan yang berlaku.

KEDUA           :  Kuasa Pertambangan ini tidak dapat di perpanjang dan dapat dibatalkan walaupun masa berlakunya belum habis, apabila
                   Pemegang Kuasa Pertambangan tidak memenuhi kewajiban-kewajiban yang tercantum di dalam lampiran II
                   Keputusan ini dan ketentuan peraturan perundang-undangan yang berlaku.

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





KETIGA          :  Pemegang Kuasa Pertambangan yang bermaksud mengadakan
                   kerjasama dengan pihak modal asing dalam rangka Perjanjian
                   Karya terlebih dahulu harus memperoleh izin tertulis dari
                   Menteri Pertambangan dan Energi cq. Direktur Jenderal
                   Pertambangan Umum.

KEEMPAT         :  Keputusan Direktur Jenderal ini mulai berlaku pada tanggal ditetapkan.


                                        Ditetapkan di JAKARTA
                                        pada tanggal  28  Agustus 1996


                                        DIREKTUR JENDERAL PERTAMBANGAN UMUM

                                        [SEAL]

                                        KUNTORO MANGUSKUBROTO

TEMBUSAN:

1.  Menteri Pertambangan dan energi di Jakarta (dengan peta);
2.  Menteri Kehutanan di Jakarta (dengan peta).;
3. Menteri Negara Penggerak Dana Investasi/Ketua Badan Koordinasi Penanaman Modal di Jakarta (tanpa peta);
4. Menteri Negara Agaria/Kepala Badan Pertanahan Nasional di Jakarta (dengan peta);
5. Sekretaris Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta);
6. Inspektur Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta);
7. Direktur Jenderal Geologi dan Sumberdaya Mineral up. Direktur Direktorat Sumberdaya Mineral, J1. Diponegoro No. 57 Bandung (dengan peta);
8. Direktur Jenderal Pemerintahan Umum dan Otonomi Daerah, Departemen Dalam Negeri di Jakarta (tanpa peta);
9. Direktur Jenderal Perlindungan Hutan dan Pelestarian alam, Departemen Kehutanan J1. H. Ir. Juana No. 9 Bogor (dengan peta);
10. Direktur Jenderal Inventarisasi dan Tataguna Hutan, Departemen Kehutanan di Jakarta (dengan peta);
11. Kepala Biro Hukum Sekretariat Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta);
12. Kepala Biro Keuangan, Sekretariat Jenderal Departemen Pertambangan dan Energi di Jakarta (tanpa peta);
13. Direktur Teknik Pertambangan Umum di Jakarta (dengan peta);
14. Direktur Pembinaan Pengusahaan Pertambangan di Jakarta (dengan peta);
15. Gubernur Kepala Daerah Tingkat Propinsi Kalimantan Timur di Samarinda (dengan peta);
16. Kepala Kantor Wilayah Departemen Pertabangan dan Energi di Samarinda
    (dengan peta);
17. Kepala Kantor Wilayah Departemen Kehutanan di Samarinda (dengan peta);
18. Bupati Kepala Daerah Tingkat II Kabupaten Kutai di Tenggarong (dengan peta);

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





Lampiran  II:  Keputusan Direktur Jenderal Pertambangan Umum

                        Nomor   :  379.K/2012/DDJP/1996
                        Tanggal :  28 Agustus 1996

       KEWAJIBAN-KEWAJIBAN PEMAGANG KUASA PERTAMBANGAN PENYELIDIKAN UMUM


I. Pemegang Kuasa Pertambangan ini telah memilih tempat tinggal (domisili) pada pengadilan Negeri yang berkedudukan di Ibukota Prominsi Kalimantan Timur di Samarinda.

II. Debelum melakukan kegiatan, pemegang Kuasa Pertambangan ini harus lebih dahulu memberitahukan kepada Pemerintah Daerah Propinsi Kalimantan Timur.

III. Hubungan antara pemegang Kuasa Pertambangan dengan pemilik tanah dan pihak ketiga diatur menurut ketentuan-ketentuan yang berlaku.

IV. Pemegang Kuasa Pertambangan Penyelidikan Umum diwajibkan membayar Iuran Tetap menurut ketentuan-ketentuan yang berlaku dan harus dilunasi sebelum berakhirnya Kuasa Pertambangan.

V. Jika terjadi pertindihan Wilayah Kuasa Pertambangan dengan kepentingan lahan lainnya, maka pemegang Kuasa Pertambangan sebelum melaksanakan kegiatan dalam wilayah tersebut harus lebih dahulu menyelesaikannya sesuai dengan ketentuan yang berlaku.

VI. Pemegang Kuasa Pertambangan harus memberikan laporan kegiatan 3 (tiga) bulan sekali kepada Direktur Jenderal Pertambangan Umum (1 expl) dan tembusannya disampaikan kepada Direktur Teknik Pertambangan Umum (3 expl), Kepala Kantor Wilayah Departemen Pertambangan dan Energi di Samarinda (1 expl), Gubernur dan Bupati Kepala Daerah setempat (masing-masing 1 expl) paling lambat 10 (sepuluh) hari setelah berakhirnya triwulan.

VII. Dalam tempo 15 (lima belas) hari setelah keluarnya Keputusan ini, pemegang Kuasa Pertambangan wijib menyerahkan Rencana Kerja dan Rencana Pembiayaan untuk daerah yang dimaksud dalam keputusan ini.

VIII. Pemegang Kuasa Pertambangan diwajibkan memberikan fasilitas jalan atau fasilitas lainnya kepada pemegang Kuasa Pertambangan lain apabila diperlukan sesuai dengan kesepakatan.

IX.     Dalam Bidang Pengawasan
        a. Pemegang Kuasa Pertambangan harus mengindahkun/mentaati peraturan yang berlaku mengenai PengawasanKeselamatan dan Kesehatan Kerja serta Lingkungan di bidang Pertambangan Umum.
        b. Pengawasan atas pelaksanaan Kuasa Pertambangan ini dilakukan oleh Pelaksana Inspeksi Tambang dan/atau petugas yang ditunjuk.
        c. Pemegang Kuasa Pertambangan dapat meminta kepada petugas tersubut untuk memperlihatkan surat-surat pengenal dan surat-surat tugasnya.

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





X. a. Permohonan Kuasa Pertambangan Eksplorasi sebagai peningkatan Kuasa Pertambangan Penyelidikan Umum harus diajukan 3 (tiga) bulan sebelum berakhirnya masa izin ini kepada Direktur Jenderal Pertambangan Umum.

     b.  Atas kelalaian tersebut pada huruf a, mengakibatkan:
         1. Kuasa Pertambangan berakhir menurut hukum dan segala usaha pertambangan harus dihentikan
         2. Selambat-lambatnya dalam waktu 6 (enam) bulan sejak tanggal berakhirnya Keputusan ini, pemegang Kuasa Pertambangan mengangkat keluar segala sesuatu yang menjadi milliknya kecuali benda-benda/ bangunan-bangunan yang dipergunakan untuk kepentingan umum.



                                        DIREKTUR JENDERRAL PERTAMBANGAN UMUM


                                        [SEAL]


                                        KUNTORO MANGKUSUBROTO

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





                                   [A MAP OF
                                   KAB. KUTAI
                             PROP.KALIMANTAN TIMUR]

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





Lampiran I  :   KEPUTUSAN DIREKTUR JENDERAL PERTAMBANGAN UMUM
                Nomor   :  379.K/2012/DDJP/1996
                Tanggal :  28 Agustus 1996

LAMPIRAN DAFTAR KOORDINAT

Nama Perusahaan         :  PT.WALEA BAHIMAS
Lokasi
- Propinsi              :  KALIMANTAN TIMUR
- Kabupaten             :  KATAI
- Kecamatan             :  -
- Kode Wilayah          :  96JLP071
Luas                    :  687 Ha


========================================================================
No.          Garis Bujur (BT)                   Garis Lintang
Ti-     ----------------------------------------------------------------
ti          0       '       "               0       '       "     LU/LS
------------------------------------------------------------------------
1          116     54     0.00              0      37     0.00      LU
2          116     54     0.00              0      36    30.00      LU
3          116     50     0.00              0      36    30.00      LU
4          116     50     0.00              0      37     0.00      LU
========================================================================

                                        Direktur Jenderal Pertambangan Umum


                                        [SEAL]

                                                Kuntoro Mangkusubroto

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





             DEPARTEMEN PERTAMBANGAN DAN ENERGI REPUBLIK INDONESIA
                     DIREKTORAt JENDERAL PERTAMBANGAN UMUM

                 KEPUTUSAN DIREKTUR JENDERAL PERTAMBANGAN UMUM
                       Nomor:  422.K / 2012 / DDJP / 1996

                                    TENTANG
                 PEMBERIAN KUASA PERTAMBANGAN PENYELIDIKAN UMUM
                                 (KW. 96AGP047)

                      DIREKTUR JENDERAL PERTAMBANGAN UMUM

Membaca         :  Surat permohonan PT. MUARA KOMAN MAS
                   tanggal 21 Agustus 1996.

Menimbang       :  bahwa permohonan yang bersangkutan telah memenuhi
                   syarat-syarat sebagaimana ditentukan dalam peraturan perundang-undangan yang berlaku.

Mengingat       :  1. Undang-undang No. 11 Tahun 1967 (LNRI Th 1967 No. 22,
                      TLNRI No. 2831);
                   2. Peraturan Pemerintah No. 32 Tahun 1969 (LNRI Th 1969 No.
                      60, TLNRI No. 2916) sebagaimana telah diubah dengan Peraturan Pemerintah No. 79 Tahun 1992 (LNRI Th 1992 No. 130, TLNRI No. 3510);
                   3. Keputusan Presiden RI No. 343/M Tahun 1993 Tanggal 11
                      September 1993;
                   4. Keputusan Menteri Pertambangan dan Energi No.
                      2027 K/201/M.PE/1985 Tanggal 18 September 1985;
                   5. Keputusan Direktur Jenderal Pertambangan Umum
                      No.03.K/201/DDJP/1996 tanggal 8 Januari 1996.

Memperhatikan   :  Surat Direktur Teknik Pertambangan Umum
                   Nomor:  2215/2012/DPT/1996 tanggal 26 Agustus 1996

                                   MEMUTUSKAN
Menetapkan      :

PERTAMA         :  Memeberikan Kuasa Pertambangan Penyelidikan Umum untuk jangka watku 1 (satu) tahun.
                   Kepada       :  PT. MUARA KOMAN MAS
                   Alamat       :  Komplek Pertokoan Pulo Mas Blok VII/15-16
                                   Jakarta Timur

                   Atas suatu wilayah tertanda KW.96AGP047 terletak di Kabupaten Kutai, Propinsi Kalimantan Timur, seluas 4.637,00 (empat ribu enam ratus tiga puluh tujuh) hektar.

                   Dengan penjelasan batas wilayah dan Peta Kuasa Pertambangan sebagaimana tercantum pada lampiran I untuk mengadakan penyelidikan umum dengan memenuhi kewajiban-kewajiban tersebut dalam lampiran II Keputusan ini serta ketentuan peraturan perundang-undangan yang berlaku.

KEDUA           :  Kuasa Pertambang ini tidak tidak dapat di perpanjang dan dapat dibatalkan walaupun masa berlakunya belum habis, apabila Pemegang Kuasa Pertambang tidak memnuhi kewajiban-kewajiban yang tercantum di dalam lampiran II
                   Keputusan ini dan ketentuan peraturan perundang-undangan yang berlaku.

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]




KETIGA          :  Pemegang Kuasa Pertambangan yang bermaksud mengadakan
                   kerjasama dengan pihak modal asing dalam rangka Perjanjian
                   Karya terlebih dahulu harus memperoleh izin tertulis dari
                   Menteri Pertambangan dan Energi cq. Direktur Jenderal
                   Pertambangan Umum.

KEEMPAT         :  Keputusan Direktur Jenderal ini mulai berlaku pada tanggal diterapkan.



                                        DITETAPKAN DI JAKARTA
                                        PADA TANGGAL
                                        16 SEPTEMBER 1996

                                        DIREKTUR JENDERAL PERTAMBANGAN UMUM

                                        [SEAL]

                                        KUNTORO MANGKUSUBROTO

TEMBUSAN:
1.  Menteri Pertambangan dan Energi di Jakarta (dengan peta);
2.  Menteri Kehutanan di Jakarta (dengan peta).;
3. Menteri Negara Penggerak Dana Investasi/Ketua Badan Koordinasi Penanaman Modal di Jakarta (tanpa peta);
4. Menteri Negara Agraria Kepala Badan Pertanahan Nasional di Jakarta (dengan peta);
5. Sekretaris Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta);
6. Inspektur Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta);
7. Direktur Jenderal Geologi dan Sumberdaya Mineral up. Direktur Direktorat Sumberdaya Mineral, J1.Diponegoro No. 57 Bandung (dengan peta);
8. Direktur Jenderal Pemerintahan Umum dan Otonomi Daerah, Departemen Dalam Negeri di Jakarta (tanpa peta);
9. Direktur Jenderal Perlindungan Hutan dan Pelestarian Alam, Departemen Kehutanan J1. H. Ir. Juanda No. 9 Bogor (dengan peta);
10. Direktur Jenderal Inventarisasi dan Tataguna Hutan, Departemen Kehutanan di Jakarta (dengan peta);
11. Kepala Biro Hukum, Sekretariat Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta);
12. Kepalo Biro Keuangan, Sekretariat Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta);
13. Direktur Teknik Pertambangan Umum di Jakarta (dengan peta);
14. Direktur Pembinaan Pengusahaan Pertambangan di Jakarta (dengan peta);
15. Gubermur Kepala Daerah Tingkat I Propinsi Kalimantan Timur di Samarinda (dengan peta);
16. Kepala Kantor Wilayah Departemen Pertambangan dan Energi di Samarinda (dengan peta);
17. Kepala Kantor Wilayah Departemen Kehutanan di Samarinda (dengan peta);
18. Bupati Kepala Daerah Tingkat II Kabupaten Kutai di Tenggarong (dengan peta);

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





Lampiran I      :  KEPUTUSAN DIREKTUR JENDERAL PERTAMBANGAN UMUM
                   Nomor    :  422.K/2012/DDJP/1996
                   Tanggal  :  16 September 1996

LAMPIRAN DAFTAR KOORDINAT

Nama Perusahaan             :  PT. MUARA KOMAN MAS
Lokasi
- Propinsi                  :  KALIMANTAN TIMUR
- Kabupaten                 :  KUTAI
- Kecamatan                 :  -
- Kode Wilayah              :  96AGP047
Luas                        :  4.637 HA


=========================================================================
No.          Garis Bujur (BT)                     Garis Lintang
Ti-     -----------------------------------------------------------------
tik         0       '       "               0       '       "     LU/LS
-------------------------------------------------------------------------
1          116      8      0.0              0       5      0.0      LU
2          116      8      0.0              0      18     30.0      LU
3          116      9      0.0              0      18     30.0      LU
4          116      9      0.0              0       5      0.0      LU
=========================================================================

                                        Direktur Jenderal Pertambangan Umum

                                                [SEAL]


                                                Kuntoro Mangkusubroto

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





                                   [A MAP OF
                                   KAB. KUTAI
                            PROP. KALIMANTAN TIMUR]

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





Lampiran  II :  Keputusan Direktur Jenderal Pertambangan Umum

                        Nomor   :  422.K/2012/DDJP/1996
                        Tanggal :  16 September 1996

       KEWAJIBAN-KEWAJIBAN PEMEGANG KUASA PERTAMBANGAN PENYELIDIKAN UMUM

I. Pemegang Kuasa Pertambangan ini telah memilih tempat tinggal (domisili) pada pengadilan Negeri yang berkududukan di Ibukota Propinsi Kalimantan Timur di Samarinda.

II. Sebelum melakukan kegiatan, pemegang Kuasa Pertambangan ini harus lebih dahulu memberitahukan kepada Pemerintah Daerah Propinsi Kalimantan Timur di Samarinda.

III. Hubungan antara pemegang Kuasa Pertambanga dengag pemilik tanah dan pihak ketiga diatur menurut ketentuan-ketentuan yang berlaku.

IV. Pemegang Kuasu Pertambangan Penyelidikan Umum diwagibkan membayar Iuran Tetap menurut ketentuan-ketentuan yang berlaku dan harus dilunasi sebelum berakhirnya Kuasa Pertambangan.

V. Jika terjadi pertindihan Wilayah Kuasa Pertambangan dengan kepentingan lahan lainnya, maka pemegang Kuasa Pertambangan sebelum melaksanakan kegiatan dalam wilayah tersebut harus lebih dahulu menyelesaikannya sesuai dengan ketentuan yang berlaku.

VI. Pemegang Kuasa Pertambangan harus memberikan laporan kegiatan 3 (tiga) bulan sekali kepada Direktur Jenderal Pertambangan Umum (1 expl) dan tembusannya disampaikan kepada Direktur Teknik Pertambangan Umum (3 expl), Kepala Kantor Wilayah Departemen Pertambangan dan Energi di Samarinda (1 expl), Gubernur dan Bupati Kepala Daerah setempat (masing-masing 1 expl) paling lambat 10 (sepuluh) hari setelah berakhirnya triwulan.

VII. Dalam tempo 15 (lima belas) hari setelah keluarnya Keputusan ini, pemegang Kuasa Pertambangan wajib menyerahkan Rencana Kerja dan Rencana Pembiayaan untuk daerah yang dimaksud dalam Keputusan ini.

VIII. Pemegang Kuasa Pertambangan diwajibkan memberikan fasilitas jalan atua fasilitas lainnya kepada pemegang Kuasa Pertambangan lain apabila diperlukan sesuai dengan kesepakatan.

IX.     Dalam Bidang Pengawasan
        a. Pemegang Kuasa Pertambangan harus mengindahkan/mentaati peraturan yang perlaku mengenai Pengawasan Keselamatan dan Kesehatan Kerja serta Lingkungan di bidang Pertambangan Umum.
        b. Pengawasan atas pelaksanaan Kuasa Pertambangan ini kilakukan oleh Pelaksana Inspeksi Tambang dan/atua petugas yang ditunjuk.
        c. Pemegang Kuasa Pertambangan dapat meminta kepada petugas tersebut untuk memberlihatkan surat-surat pengenal dan surat-surat tugasnya.

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





X.      a.  Permohonan Kuasa Pertambangan Eksplorasi sebagai peningkatan Kuasa
            Pertambangan Penyelidikan Umum harus diajukan 3 (tiga) bulan sebelum berakhirnya masa izin ini kepada Direktur Jenderal Pertambangan Umum.

        b.  Atas Kelalaian tersebut pada huruf a, mengakibatkan:
            1. Kuasa Pertambangan berakhir menurut hukum dan segala usaha pertambangan harus dihentikan
            2. Selambat-lambatnya dalam waktu 6 (enam) bulan sejak tanggal berakhirnya Keputusan ini, pemegang Kuasa Pertambangan mengangkat keluar segala sesuatu yang menjadi milliknya kecuali benda - benda/bangunan - bangunan yand dipergunakan untuk kepentingan umum.



                                        Direktur Jenderal Pertambangan Umum

                                        [SEAL]

                                        Kuntoro Mangkusubroto

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





              DEPARTMEN PERTAMBANGAN DAN ENERGI REPUBLIK INDONESIA

                     DIREKTORAT JENDERAL PERTAMBANGAN UMUM


                 KEPUTUSAN DIREKTUR JENDERAL PERTAMBANGAN UMUM
                         NOMOR:  2193.K/2013/DDJP/1993

                                    TENTANG
                PEMBERIAN PERPANJANGAN KEDUA DUASA PERTAMBANGAN
                           EKSPLORASI  (DU. 875/RIAU)

                      DIREKTUR JENDERAL PERTAMBANGAN UMUM

Membaca         :  Surat permohonan Ny.Yudith Djamal
                   tanggal 30 Agustus 1993

Menimbang       :  bahwa dalam rangka persiapan ke arah Eksploitasi dipandang perlu memberikan perpanjangan masa berlakunya Kuasa
                   Pertambangan Eksplorasi.

Mengingat       :  1.  Undang-undang No. 11 Tahun 1967 (LNRI Th 1967 No. 22,
                       TLNRI No. 2831).
                   2.  Peraturan Pemerintah No. 32 Tahun 1969 (LNRI Th 1969 No.
                       60, TLNRI No. 2916) jo. Peraturan Pemerintah No. 79
                       Tahun 1992 (LNRI Th 1992 No. 129, TLNRI No. 3510).
                   3.  Peraturan Pemerintah No. 27 Tahun 1980 (LNRI th 19380
                       No. 47 TLNRI No. 3174).
                   4.  Keputusan Presiden R.I. No. 343/M Tahun 1993 Tanggal 11
                       September 1993.
                   5.  Keputusan Menteri Pertambangan dan Energi
                       No. 2027 K/201/M.PE/1985 tanggal 18 September 1985.
                   6.  Keputusan Direktur Jenderal Pertambangan Umum
                       No. 667 K/201/040000/1986 tanggal 11 Nopember 1986.
                   7.  Keputusan Direktur Jenderal Pertambangan Umum
                       No. 399 K/2013/DDJP/92 tanggal 6 Nopember 1992.

Memberhatikan   :  Surat Drektur Direktorat Teknik Pertambangan Umum tanggal 26
                   Oktober 1993  Nomor: 2981/22/DPT/1993


                                   MEMUTUSKAN
Menetapkan      :
PERTAMA         :  Memberikan Perpanhangan Kedua Kuasa Pertambangan Eksplorasi
                   (DU. 875/Riau)

                   Kepada   : Ny.Yudith Djamal
                   Alamat   : Jl. Kayu Putih Tengah I D/3 A, Pulomas Jakarta

                   untuk selama 1 (satu) tahun yang berladu mulai tanggal 11 Agustus 1993 sampai dengan tanggal 11 Agustus 1994 dengang luas dan penjelasan batas serta detentuan-detentuan yang sama seperti tercantum dalam Keputusand Direktur Pertambangan Umum No. 748 K/2013/DDJP/89 tanggal 11 Agustus 1989.

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





KEDUA           :  Keputusan Direktur Jenderal ini mulai berlaku pada tanggal ditetapkan dan mempunyai daya surut sejak tanggal 11 Agustus 1993.

                                        Ditetapkan di   :  Jakarta
                                        Pada tanggal    :  14 Desember 1993

                                DIREKTUR JENDERAL PERTAMBANGAN UMUM

                                        [SEAL]

                                        KUNTORO MANGKUSUBROTO

TEMBUSAN:
        1.   Menteri Pertambangan dan Energi di Jakarta
        2.   Menteri Kehutanan di Jakarta.
        3.   Menteri Negara Agraria/Kepala Badan Pertanahan Nasional di Jakarta.
        4.   Sekretaris Jenderal Departemen Pertambangan dan Energi di Jakarta.
        5.   Inspektur Jenderal Departemen Pertambangan dan Energi di Jakarta.

        6. Direktur Jenderal Geologi dan Sumberdaya Mineral up. Direktur Direktorat Sumberdaya Mineral, J1n. Diponegoro No.57 Bandung.

        7. Direktur Jenderal Pemerintahan Umum dan Otonomi Daerah, Departemen Dalam Negeri di Jakarta.

        8. Direktur Jenderal Perlindungan Hutan dan Pelestarian Alam, Departemen Kehutanan, J1.Ir.H.Juanda No.9, Bogor.

        9. Kepala Biro Hukum, Sekretariat Janderal Departemen Pertambangan dan Energi di Jakarta.

        10. Kepala Biro Keuangan, Sekretariat Jenderal Departemen Pertambangan dan Energi di Jakarta.

        11.  Direktur Direktorat Teknik Pertambangan Umum di Jakarta.
        12.  Kirektur Kirektorat Pembinaan Pengusahaan Pertambangan di Jakarta.
        13.  Gubernur Kepala Daerah Tingkat I Propinsi Riau.

        14.  Kepala Mantor Wilayah Departemen Pertambangan dan Energi di
             Pekanbaru.

        15.  Bupati Kepala Daerah Tinghat II Kabupaten Indragiri Hulu.

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





              DEPARTMEN PERTAMBANGAN DAN ENERGI REPUBLIK INDONESIA

                     DIREKTORAT JENDERAL PERTAMBANGAN UMUM


                 KEPUTUSAN DIREKTUR JENDERAL PERTAMBANGAN UMUM
                         NOMOR:  2192.K/2013/DDJP/1993

                                    TENTANG
                PEMBERIAN PERPANJANGAN KEDUA DUASA PERTAMBANGAN
                           EKSPLORASI  (DU. 872/RIAU)

                      DIREKTUR JENDERAL PERTAMBANGAN UMUM

Membaca         :  Surat permohonan Ny.Yudith Djamal
                   tanggal 30 Agustus 1993

Menimbang       :  bahwa dalam rangka persiapan ke arah Eksploitasi dipandang perlu memberikan perpanjangan masa berlakunya Kuasa
                   Pertambangan Eksplorasi.

Mengingat       :  1.  Undang-undang No. 11 Tahun 1967 (LNRI Th 1967 No. 22,
                       TLNRI No. 2831).
                   2.  Peraturan Pemerintah No.32 Tahun 1969 (LNRI Th 1969 No.
                       60, TLNRI No. 2916) jo. Peraturan Pemerintah No. 79
                       Tahun 1992 (LNRI Th 1992 No. 129, TLNRI No. 3510).
                   3.  Peraturan Pemerintah No. 27 Tahun 1980 (LNRI th 19380
                       No. 47 TLNRI No. 3174).
                   4.  Keputusan Presiden R.I. No. 343/M Tahun 1993 Tanggal 11
                       September 1993.
                   5.  Keputusan Menteri Pertambangan dan Energi
                       No. 2027 K/201/M.PE/1985 tanggal 18 September 1985.
                   6.  Keputusan Direktur Jenderal Pertambangan Umum
                       No. 667 K/201/040000/1986 tanggal 11 Nopember 1986.
                   7.  Keputusan Direktur Jenderal Pertambangan Umum
                       No. 398 K/2013/DDJP/92 tanggal 6 Nopember 1992.

Memberhatikan   :  Surat Drektur Direktorat Teknik Pertambangan Umum tanggal 26
                   Oktober 1993  Nomor: 2981/22/DPT/1993


                                   MEMUTUSKAN
Menetapkan      :
PERTAMA         :  Memberikan Perpanhangan Kedua Kuasa Pertambangan Eksplorasi
                   (DU. 872/Riau)

                   Kepada   : Ny.Yudith Djamal
                   Alamat   : Jl. Kayu Putih Tengah I D/r A, Pulomas Jakarta

                   untuk selama 1 (satu) tahun yang berladu mulai tanggal 11 Agustus 1993 sampai dengan tanggal 11 Agustus 1994 dengang luas dan penjelasan batas serta detentuan-detentuan yang sama seperti tercantum dalam Keputusand Direktur Pertambangan Umum No. 746 K/2013/DDJP/89 tanggal 11 Agustus 1989.

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





KEDUA           :  Keputusan Direktur Jenderal ini mulai berlaku pada tanggal ditetapkan dan mempunyai daya surut sejak tanggal 11 Agustus 1993.

                                        Ditetapkan di   :  Jakarta
                                        Pada tanggal    :  14 Desember 1993

                                DIREKTUR JENDERAL PERTAMBANGAN UMUM

                                        [SEAL]

                                        KUNTORO MANGKUSUBROTO

TEMBUSAN:
        1.   Menteri Pertambangan dan Energi di Jakarta
        2.   Menteri Kehutanan di Jakarta.
        3.   Menteri Negara Agraria/Kepala Badan Pertanahan Nasional di Jakarta.
        4.   Sekretaris Jenderal Departemen Pertambangan dan Energi di Jakarta.
        5.   Inspektur Jenderal Departemen Pertambangan dan Energi di Jakarta.

        6. Direktur Jenderal Geologi dan Sumberdaya Mineral up. Direktur Direktorat Sumberdaya Mineral, J1n. Diponegoro No.57 Bandung.

        7. Direktur Jenderal Pemerintahan Umum dan Otonomi Daerah, Departemen Dalam Negeri di Jakarta.

        8. Direktur Jenderal Perlindungan Hutan dan Pelestarian Alam, Departemen Kehutanan, J1.Ir.H.Juanda No.9, Bogor.

        9. Kepala Biro Hukum, Sekretariat Janderal Departemen Pertambangan dan Energi di Jakarta.

        10. Kepala Biro Keuangan, Sekretariat Jenderal Departemen Pertambangan dan Energi di Jakarta.

        11.  Direktur Direktorat Teknik Pertambangan Umum di Jakarta.
        12.  Kirektur Kirektorat Pembinaan Pengusahaan Pertambangan di Jakarta.
        13.  Gubernur Kepala Daerah Tingkat I Propinsi Riau.

        14.  Kepala Mantor Wilayah Departemen Pertambangan dan Energi di
             Pekanbaru.

        15.  Bupati Kepala Daerah Tinghat II Kabupaten Indragiri Hulu.

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





             DEPARTEMEN PERTAMBANGAN DAN ENERGI REPUPLIK INDONESIA
                     DIREKTORAT JENDERAL PERTAMBANGAN UMUM

                 KEPUTUSAN DIREKTUR JENDERAL PERTAMBANGAN UMUM
                         NOMOR  :  320.K/2013/DDJP/1994

                                    TENTANG

                    PEMBERIAN KUASA PERTAMBANGAN EKSPLORASI
                               (  DU. 998/RIAU  )

                      DIREKTUR JENDERAL PERTAMBANGAN UMUM

Membaca         :  Surat permohonan PT. AKSARA TAMA PRAMITA tanggal 10 Mei 1993.

Menimbang       :  bahwa permohonan yang bersangkutan telah memenuhi
                   syarat-syarat sepbagaimana ditentukan dalam peraturan perundang-undangan yang berlaku.

Mengingat       :  1.  Undang-undang No. 11 Tahun 1967 (LNRI Th 1967 No. 22,
                       TLNRI No. 2831).
                   2.  Peraturan Pemerintah No. 32 Tahun 1969 (LNRI Th 1969 No.
                       60, TLNRI No. 2916) jo. Peraturan Permintah No. 79
                       Tahun 1992 ( LNRI Th 1992 No. 130, TLNRI No. 3510 ).
                   3.  Peraturan Pemerintah No.27 Tahun 1980 (LNRI Th 1980 No.
                       47, TLNRI No. 3174).
                   4.  Keputusan Presiden R.I. No. 343/M Tahun 1993 tanggal 11
                       September 1993.
                   5.  Keputusan Menteri Pertambangan dan Enegi No. 2027
                       K/201/M.PE/1985 tanggal 18 September 1985.
                   6.  Keputusan Direktur Jenderal Pertambangan Umum No. 667
                       K/201/040000/1986 tanggal 11 Nopember 1986.
Memperhatikan   :  Surat Direktur Direktorat Teknik Pertambangan Umum tanggal
                   31 Mei 1994 Nomor  :  1446/2013/DPT/1994.

                              M E M U T U S K A N

Menetapkan      :
PERTAMA         :  Memberikan Kuasa Pertambangan Eksplorasi untuk jangka waktu 3
                   (tiga) tahun berturut-turut  :

                   Kepada       :  PT. AKSARA TAMA PRAMITA
                   Alamat       :  J1. cengkeh No. 21 F-G
                                   Jakarta Kota.

                   atas suatu wilayah tertanda DU. 998/Riau terletak di : Kabupaten Indragiri Hulu, Propinsi Riau.

                   seluas       :  2.000 (dua ribu) hektar

                   dengan penjelasan batas wilayah seperti tercantum dalam lampiran I yang ditanda tangani oleh Direktur Direktorat Teknik Pertambangan Umum dan peta wilayah Kuasa Pertambangan dalam lampiran II untuk mengadakan eksplorasi mencari bahan galian " emas dan mineral pengikutnya " dengan memenuhi kewajiban-kewajiban tersebut dalam lampiran III Keputusan ini serta ketentuan peraturan perundang-undangan yang berlaku.

KEDUA           :  Kuasa Pertambangan ini dapat dibatalkan walaupun masa
                   berlakunya belum habis, apabila Pemegang Kuasa Pertambangan tidak memenuhi kewajiban-kewajiban yang tercantum di dalam lampiran III Keputusan in dan ketentuan peraturan perundang-undangan yang berlaku.

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





KETIGA          :  Pemegang Kuasa Pertambangan yang bermaksud mengadakan
                   kerja sama dengan pihak modal asing dalam rangka Perjanjian
                   Karya terlebih dahulu harus memperoleh izin tertulis dari
                   Menteri Pertambangan dan Energi cq. Direktur Jenderal
                   Pertambangan Umum.

KEEMPAT         :  Keputusan Direktur Jenderal ini mulai berlaku pada tanggal ditetapkan.


                                        Ditetapkan di : JAKARTA
                                        pada tanggal  : 21  Oktober 1994


                                        DIREKTUR JENDERAL PERTAMBANGAN UMUM

                                        [SEAL]

                                        KUNTORO MANGKUSUBROTO

TEMBUSAN:
1.  Menteri Pertambangan dan energi di Jakarta (dengan peta).
2.  Menteri Kehutanan di Jakarta (dengan peta).
3. Menteri Negara Penggerak Dana Investasi/Ketua Badan Koordinasi Penanaman Modal di Jakarta (tanpa peta).
4. Menteri Negara Agaria/Kepala Badan Pertanahan Nasional di Jakarta (dengan peta);
5. Sekretaris Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta);
6. Inspektur Jenderal Departemen Pertambangan dan Energi di Jakarta (tanpa peta);
7. Direktur Jenderal Geologi dan Sumberdaya Mineral up. Direktur Direktorat Sumberdaya Mineral, J1. Diponegoro No. 57 Bandung (dengan peta);
8. Direktur Jenderal Pemerintahan Umum dan Otonomi Daerah, Departemen Dalam Negeri di Jakarta (tanpa peta);
9. Direktur Jenderal Perlindungan Hutan dan Pelestarian alam, Departemen Kehutanan J1.Ir.H. Juana No. 9 Bogor (dengan peta);
10. Direktur Jenderal Inventarisasi dan Tataguna Hutan, Departemen Kehutanan di Jakarta (dengan peta);
11. Kepala Biro Hukum Departemen Pertambangan dan Energi di Jakarta (dengan peta);
12. Kepala Biro Keuangan, Departemen Petambangan dan Energi di Jakarta (tanpa peta);
13. Direktur Teknik Teknik Pertambangan Umum di Jakarta (dengan peta);
14. Direktur Direktorat Pembinaan Pengusahaan Pertambangan di Jakarta (dengan peta);
15. Gubernur Kepala Daerah Tingkat I Propinsi Riau (dengan peta);
16. Kepala Kantor Wilayah Departemen Pertabangan dan Energi di Pekanbaru (dengan peta);
17. Kepala Kantor Wilayah Departemen Kehutanan di Pekanbaru (dengan peta);
18. Bupati Kepala Daerah Tingkat II Kabupaten Indragiri Hulu (dengan peta);

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





Lampiran I      :  Keputusan Direktur Jenderal Pertambangan Umum
                   Nomor        :  320.K/2013/DDJP/1994
                   Tanggal      :  21 Oktober 1994

             PENJULASAN BATAS WILAYAH KUASA PERTAMBANGAN EKSPLORASI
                               (D.U. 998 / RIAU)

Sebelah Utara dan   :  masing-masing garis sejajar terletak pada 3,000 meter di
sebelah Selatan        sebelah Utara dan 2,000 meter di sebelah Selatan titik
                       Triangulasi 111.

Sebelah Timur dan   :  masing-masing garis rembang terletak pada 7,000 meter
sebelah Barat          dan 3,000 meter di sebelah Timur titik tersebut di atas.



                                Direktur Directorat Teknik Pertambangan Umum


                                                [SEAL]


                                                Ir. Soelendro As
                                                NIP. 100002158.

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





        Lampiran III :  Keputusan Direktur Jenderal Pertambangan Umum
                        Nomor   :  320.K/2013/DDJP/1994
                        Tanggal :  21 Oktober 1994

        KEWAJIBAN-KEWAJIBAN PEREGANG KUASA PERTAMBANGAN EKSPLORASI

  I. Pemegang Kuasa Pertambangan ini telah memilih tempat tinggal (domesili) pada Pengadilan Negeri yang berkedudukan di ibu kota Propinsi Riau di Pekanbaru.

  II. Sebelum melakukan kegiatan, pemegang Kuasa Pertambangan ini harus lebih dahulu memberitahukan kepada Pemerintah Daerah dan Kantor Wilayah Departemen Pertambangan dan Energi di Pekanbaru.

  III. Hubungan antara pemegang Kuasa Pertambangan dengan pemilik tanah dan pihak ketiga, diatur menurut ketentuan-ketentuan yang berlaku.

  IV. Pemegang Kuasa Pertambangan Eksplorais diwajibkan membayar Iuran Tetap dan Iuran Eksplorasi menurut ketentuan yang berlaku dan harus dilunasi sebelum beraknirnya Kuasa Pertambangan.

  V. Jika terjadi pertindihan wilayah Kuasa Pertambangan dengan kepentingan lahan lainnya, maka pemegang Kuasa Pertambangan sebelum melaksanakan kagiatan dalam wilayah tersebut harus lebih dahulu menyelesaikannya sesuai dengan ketentuan yang berlaku.

  VI.   a. Pemegang Kuasa Pertambangan harus memberikan laporan kegiatan 3
           (tiga) bulan sekali kepada Direktur Jenderal Pertambangan Umum (1 expl.) dan tembusannya disampaikan kepada Direktur Direktorat Teknik Pertambangan Umum (3 expl.), Kepala kantor Wilayah Departemen Pertambangan dan Energi di Pekanbaru (1 expl.), Gubernur dan Bupati Kepala Daerah setempat (masing-masing 1 expl.).

        b. Selambat-lambatnya dalam waktu 6 (enam) bulan setelah tanggal ditetapkannya Keputusan ini, Pemegang Kuasa Pertambangan harus sudah menyampaikan laporan mengenai pematokan batas-batas wilayah Kuasa Pertambangan tersebut.

  VII.  Dalam Bidang Pengawasan.

        a. Pemegang Kuasa Pertambangan harus mematuhi/mentaati peratruan yang berlaku mengenai Pengawasan Keselmatan dan Kesehatan Kerja serta Lingkungan dibidang Pertambangan umum.
        b. Pengawasan atas pelaksanaan Kuasa Pertambangan ini dilakukan oleh Pelaksana Inpeksi Tambang dan/atau petugas yang ditunjuk oleh Direktur Jenderal Pertambangan Umum.
        c. Pemegang Kuasa Pertambangan dapat/diperkenankan meminta kepada petugas tersebut untuk memperlihatkan surat-surat pengenal dan surat-surat tugasnya.

  VIII. a. Permohonan Perpanjangan atau permohonan Kuasa Pertambangan Eksploitasi sebegai peningkatan harus kiajukan 3 (tiga) bulan sebelum berakhirnya masa izin ini dengan desertai bukti-bukti kewajiban yang telah dipenuhi.

        b. Atas kelalaian tersebut pada huruf a, mengakibatkan:
           1. Kuasa Pertambangan berakhir menurut hukum dan segala usaha pertambangan harus dihentikan.
           2. Sealmbat-lambatnya dalam watku 6 (enam) bulan sejak tanggal berkahirnya Keputusan ini, pemegang Kuasa Pertambangan mengangkat keluar segala sesuatu yang menjadi milikanya kecuali benda-benda/ bangunan-bangunan yang dipergunakan untuk kepentingan umum.


                                        DIREKTUR JENDERAL PERTAMBANGAN UMUM

                                                [SEAL]


                                                KONTORO MANGKUSUBROTO

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





             DEPARTEMEN PERTAMBANGAN DAN ENERGI REPUPLIK INDONESIA
                     DIREKTORAT JENDERAL PERTAMBANGAN UMUM

                 KEPUTUSAN DIREKTUR JENDERAL PERTAMBANGAN UMUM
                         NOMOR  :  321.K/2013/DDJP/1994

                                    TENTANG

                    PEMBERIAN KUASA PERTAMBANGAN EKSPLORASI
                               (  DU. 999/RIAU  )

                      DIREKTUR JENDERAL PERTAMBANGAN UMUM

Membaca         :  Surat permohonan PT. AKSARA TAMA PRAMITA tanggal 10 Mei 1993.

Menimbang       :  bahwa permohonan yang bersangkutan telah memenuhi
                   syarat-syarat sepbagaimana ditentukan dalam peraturan perundang-undangan yang berlaku.

Mengingat       :  1.  Undang-undang No. 11 Tahun 1967 (LNRI Th 1967 No. 22,
                       TLNRI No. 2831).
                   2.  Peraturan Pemerintah No. 32 Tahun 1969 (LNRI Th 1969 No.
                       60, TLNRI No. 2916) jo. Peraturan Permintah No. 79
                       Tahun 1992 ( LNRI Th 1992 No. 130, TLNRI No. 3510 ).
                   3.  Peraturan Pemerintah No.27 Tahun 1980 (LNRI Th 1980 No.
                       47, TLNRI No. 3174).
                   4.  Keputusan Presiden R.I. No. 343/M Tahun 1993 tanggal 11
                       September 1993.
                   5.  Keputusan Menteri Pertambangan dan Enegi No. 2027
                       K/201/M.PE/1985 tanggal 18 September 1985.
                   6.  Keputusan Direktur Jenderal Pertambangan Umum No. 667
                       K/201/040000/1986 tanggal 11 Nopember 1986.
Memperhatikan   :  Surat Direktur Direktorat Teknik Pertambangan Umum tanggal
                   31 Mei 1994 Nomor  :  1446/2013/DPT/1994.

                              M E M U T U S K A N

Menetapkan      :
PERTAMA         :  Memberikan Kuasa Pertambangan Eksplorasi untuk jangka waktu 3
                   (tiga) tahun berturut-turut  :

                   Kepada       :  PT. AKSARA TAMA PRAMITA
                   Alamat       :  J1. Cengkeh No. 21 F-G
                                   Jakarta Kota.

                   atas suatu wilayah tertanda DU. 998/Riau terletak di : Kabupaten Indragiri Hulu, Propinsi Riau.

                   seluas       :  1.850 (seribu delapan ratus lima pulah)
                                   hektar

                   dengan penjelasan batas wilayah seperti tercantum dalam lampiran I yang ditanda tangani oleh Direktur Direktorat Teknik Pertambangan Umum dan peta wilayah Kuasa Pertambangan dalam lampiran II untuk mengadakan eksplorasi mencari bahan galian " emas dan mineral pengikutnya " dengan memenuhi kewajiban-kewajiban tersebut dalam lampiran III Keputusan ini serta ketentuan peraturan perundang-undangan yang berlaku.

KEDUA           :  Kuasa Pertambangan ini dapat dibatalkan walaupun masa
                   berlakunya belum habis, apabila Pemegang Kuasa Pertambangan tidak memenuhi kewajiban-kewajiban yang tercantum di dalam lampiran III Keputusan in dan ketentuan peraturan perundang-undangan yang berlaku.

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





KETIGA          :  Pemegang Kuasa Pertambangan yang bermaksud mengadakan kerja sama dengang pihak modal asing dalam rangka Perjanjian Karya terlebih dahulu harus memperoleh izin tertulis dari Merteri
                   Pertambangan dan Energi cq. Direktur Jenderal Pertambangan
                   Umum.

KEEMPAT         :  Keputusan Direktur Jenderal ini mulai berlaku pada tanggal ditetapkan.


                                             Ditetapkan di :   JAKARTA
                                             Pada Tanggal  :   21 Oktober 1994

                                        DIREKTUR JENDERAL PERTAMBANGAN UMUM

                                                [SEAL]


                                                KUNTORO MANGKUSUBROTO


TEMBUSAN :
  1.  Menteri Pertambangan dan Energi di Jakarta (dengan peta).
  2.  Menteri Kehutanan di Jakarta (dengan peta).
  3. Menteri Negara Penggerak Dana Investasi/Ketua Badan Koordinasi Penanaman Modal di Jakarta (tanpa peta).
  4.  Menteri Negara Agraria/Kepala badan Pertanahan Nasional di Jakarta
      (dengan peta).
  5. Sekretaris Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta).
  6. Inspektur jenderal Departemen Pertambangan dan Energi di Jakarta (tanpa peta).
  7. Direktur Jenderal Geologi dan Sumberdaya Mineral up. Direktur Direktorat Sumberdaya Mineral, Jl.Diponegoro No.57 Bandung (dengan peta).
  8. Direktur Jenderal Pemerintahan Umum dan Otonomi Daerah, Departemen Dalam Negeri di Jakarta (tanpa peta).
  9. Direktur Jenderal Perlindungan Hutan dan Pelestarian Alam, Departemen Kehutanan Jl.Ir.H.Juandan No.9 Bogor (dengan peta).
 10. Direktur Jenderal Inventarisasi dan Tataguna Hutan, Departemen Kehutanan di Jakarta (dengan peta).
 11. Kepala Biro Hukum, Departemen Pertambangan dan Energi di Jakarta (dengan peta).
 12. Kepala Biro Keuangan, Departemen Pertambangan dan Energi di Jakarta (tanpa peta).
 13.  Direktur Direktorat Teknik Pertambangan Umum di Jakarta (dengan peta).
 14. Direktur Direktorat Pembinaan Pengusahaan Pertambangan di Jarkata (dengen peta).
 15.  Gubernur Kepala Dareah Tingkat I Propinsi Riau (dengan peta).
 16. Kepala Kanto Wilayah Departemen Pertambangan dan Energi di Pekanbaru (dengan peta).
 17.  Kepala Kantor Wilayah Departemen Kehutanan di Pekanbaru (dengan peta).
 18.  Bupati Keplal Daerah Tingkat II Kabupaten Indragiri Hulu (dengan peta).

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





Lampiran I  :   Keputusan Direktur Jenderal Pertambangan Umum

                Nomor   :  321.K/2013/DDJP/1994

                Tanggal :  21 Oktober 1994

             PENJELASAN BATAS WILAYAH KUASA PERTAMBANGAN EKSPLORASI
                             (  D.U. 999 / RIAU )

Sebelah Utara   :  garis sejajar terletak pada 2.000 meter di sebelah Selata titik Triangulasi 111.

Sebelah Timur   :  a.  garis rembang terletak pada 7.000 meter di sebelah Timur titik tersebut di atas
                   b.  garis sejajar terletak pada 3.250 meter di sebelah
                       Selatan titik tersebut di atas.
                   c.  garis rembang terletak pada 6.000 meter di sebelah Timur titik tersebut di atas.
                   d.  garis sejajar terletak pada 4.750 meter di sebelah
                       Selatan titik tersebut di atas.
                   e.  garis rembang terletak pada 7.000 meter di sebelah Timur titik tersebut di atas.

Sebelah Selatan :  garis sejajar terletak pada 7.000 meter di sebelah Selatan titik tersebut di atas.

Sebelah Barat   :  garis rembang terletak pada 3.000 meter di sebelah Timur titik tersebut di atas.



                 DIREKTUR DIREKTOR AT TEKNIK PERTAMBANGAN UMUM

                                    [SEAL]

                                IR. SOELENDRO AS
                                NIP  100002158.

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





                               [THIS IS A MAP OF
                LAMPLHAN II KEPUTUSAN DIRJEN PERTAMBANGAN UMUM]

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





        Lampiran III :  Keputusan Direktur Jenderal Pertambangan Umum
                        Nomor   :  321.K/2013/DDJP/1994
                        Tanggal :  21 Oktober 1994

        KEWAJIBAN-KEWAJIBAN PEREGANG KUASA PERTAMBANGAN EKSPLORASI

  I. Pemegang Kuasa Pertambangan ini telah memilih tempat tinggal (domesili) pada Pengadilan Negeri yang berkedudukan di ibu kota Propinsi Riau di Pekanbaru.

  II. Sebelum melakukan kegiatan, pemegang Kuasa Pertambangan ini harus lebih dahulu memberitahukan kepada Pemerintah Daerah dan Kantor Wilayah Departemen Pertambangan dan Energi di Pekanbaru.

  III. Hubungan antara pemegang Kuasa Pertambangan dengan pemilik tanah dan pihak ketiga, diatur menurut ketentuan-ketentuan yang berlaku.

  IV. Pemegang Kuasa Pertambangan Eksplorais diwajibkan membayar Iuran Tetap dan Iuran Eksplorasi menurut ketentuan yang berlaku dan harus dilunasi sebelum beraknirnya Kuasa Pertambangan.

  V. Jika terjadi pertindihan wilayah Kuasa Pertambangan dengan kepentingan lahan lainnya, maka pemegang Kuasa Pertambangan sebelum melaksanakan kagiatan dalam wilayah tersebut harus lebih dahulu menyelesaikannya sesuai dengan ketentuan yang berlaku.

  VI.   a. Pemegang Kuasa Pertambangan harus memberikan laporan kegiatan 3
           (tiga) bulan sekali kepada Direktur Jenderal Pertambangan Umum (1 expl.) dan tembusannya disampaikan kepada Direktur Direktorat Teknik Pertambangan Umum (3 expl.), Kepala kantor Wilayah Departemen Pertambangan dan Energi di Pekanbaru (1 expl.), Gubernur dan Bupati Kepala Daerah setempat (masing-masing 1 expl.).

        b. Selambat-lambatnya dalam waktu 6 (enam) bulan setelah tanggal ditetapkannya Keputusan ini, Pemegang Kuasa Pertambangan harus sudah menyampaikan laporan mengenai pematokan batas-batas wilayah Kuasa Pertambangan tersebut.

  VII.  Dalam Bidang Pengawasan.

        a. Pemegang Kuasa Pertambangan harus mematuhi/mentaati peratruan yang berlaku mengenai Pengawasan Keselmatan dan Kesehatan Kerja serta Lingkungan dibidang Pertambangan umum.
        b. Pengawasan atas pelaksanaan Kuasa Pertambangan ini dilakukan oleh Pelaksana Inpeksi Tambang dan/atau petugas yang ditunjuk oleh Direktur Jenderal Pertambangan Umum.
        c. Pemegang Kuasa Pertambangan dapat/diperkenankan meminta kepada petugas tersebut untuk memperlihatkan surat-surat pengenal dan surat-surat tugasnya.

  VIII. a. Permohonan Perpanjangan atau permohonan Kuasa Pertambangan Eksploitasi sebegai peningkatan harus kiajukan 3 (tiga) bulan sebelum berakhirnya masa izin ini dengan desertai bukti-bukti kewajiban yang telah dipenuhi.

        b. Atas kelalaian tersebut pada huruf a, mengakibatkan:
           1. Kuasa Pertambangan berakhir menurut hukum dan segala usaha pertambangan harus dihentikan.
           2. Sealmbat-lambatnya dalam watku 6 (enam) bulan sejak tanggal berkahirnya Keputusan ini, pemegang Kuasa Pertambangan mengangkat keluar segala sesuatu yang menjadi milikanya kecuali benda-benda/ bangunan-bangunan yang dipergunakan untuk kepentingan umum.


                                        DIREKTUR JENDERAL PERTAMBANGAN UMUM

                                                [SEAL]


                                                KONTORO MANGKUSUBROTO

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





                      DIREKTORAT TEKNIK PERTAMBANGAN UMUM
                      SUB DIT PELAYANAN USAHA PERTAMBANGAN
                      JALAN JENDERAL GATOT SUBROTO KAV. 49
                                 J A K A R T A

=============================================================================

                           JAKARTA, 22 AGUSTUS  1995
                                  KEPADA YTH.
                   SDR. JUSRI JAMAL, SH/CV. BOLIOHUTU MINING
                      PERKANTORAN KAYU PUTIH BOLK D NO. 11
                               J1. KAYU PUTIH VI
                                 JAKARTA TIMUR

                          S U R A T  P E N G A N T A R
                          Nomor   : 291 /20/SD.I/1995
-----------------------------------------------------------------------------
NO.     PERIHAL                        BANKAKNYA        KETERANGAN
-----------------------------------------------------------------------------
1       Keputusan Dirjen Pertambangan   3 buah         Disampaikan kepa
        Umum:                                          Saudara dengan harapan
        No. 226 K s/d 228 K/2012/                      agar dapat diterima
        DDJP/1995.                                     dan dipergunakan den-
        Tgl. 22 Mei 1995                               gan baik serta mema-
        KP.Penyelidikan Umum                           tuhi kewajiban sesuai
        Du. 362 s/d 364                                dengan ketentuan per-
        Sulut.                                         undang-undangan yang
                                                       berlaku.



                           DIREKTUR DIREKTORAT TEKNIK
                               PERTAMBANGAN UMUM
                   AN. KASUBIT PELAYANAN UASAHA PERTAMBANGAN
                         KEPALA SEKSI IURAN PERTAMBANG

                                  /s/

 DITERIMA OLEH                  SUNARTOJO, BE
                                NIP. 100000942
     /s/
 .................
CAP/NAMA TERANG

Tembusan  :

1.  Sekretaris Direktorat Jenderal Pertambangan Umum
2.  Direktur Direktorat Teknik Pertambangan Umum

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





             DEPARTEMEN PERTAMBANGAN DAN ENERGI REPUPLIK INDONESIA
                     DIREKTORAT JENDERAL PERTAMBANGAN UMUM

                 KEPUTUSAN DIREKTUR JENDERAL PERTAMBANGAN UMUM
                         NOMOR  :  322.K/2013/DDJP/1994

                                    TENTANG

                    PEMBERIAN KUASA PERTAMBANGAN EKSPLORASI
                               (  DU. 1000/RIAU  )

                      DIREKTUR JENDERAL PERTAMBANGAN UMUM

Membaca         :  Surat permohonan PT. AKSARA TAMA PRAMITA tanggal 10 Mei 1993.

Menimbang       :  bahwa permohonan yang bersangkutan telah memenuhi
                   syarat-syarat sepbagaimana ditentukan dalam peraturan perundang-undangan yang berlaku.

Mengingat       :  1.  Undang-undang No. 11 Tahun 1967 (LNRI Th 1967 No. 22,
                       TLNRI No. 2831).
                   2.  Peraturan Pemerintah No. 32 Tahun 1969 (LNRI Th 1969 No.
                       60, TLNRI No. 2916) jo. Peraturan Permintah No. 79
                       Tahun 1992 ( LNRI Th 1992 No. 130, TLNRI No. 3510 ).
                   3.  Peraturan Pemerintah No.27 Tahun 1980 (LNRI Th 1980 No.
                       47, TLNRI No. 3174).
                   4.  Keputusan Presiden R.I. No. 343/M Tahun 1993 tanggal 11
                       September 1993.
                   5.  Keputusan Menteri Pertambangan dan Enegi No. 2027
                       K/201/M.PE/1985 tanggal 18 September 1985.
                   6.  Keputusan Direktur Jenderal Pertambangan Umum No. 667
                       K/201/040000/1986 tanggal 11 Nopember 1986.
Memperhatikan   :  Surat Direktur Direktorat Teknik Pertambangan Umum tanggal
                   31 Mei 1994 Nomor  :  1446/2013/DPT/1994.

                              M E M U T U S K A N

Menetapkan      :
PERTAMA         :  Memberikan Kuasa Pertambangan Eksplorasi untuk jangka waktu 3
                   (tiga) tahun berturut-turut  :

                   Kepada       :  PT. AKSARA TAMA PRAMITA
                   Alamat       :  J1. Cengkeh No. 21 F-G
                                   Jakarta Kota.

                   atas suatu wilayah tertanda DU. 998/Riau terletak di : Kabupaten Indragiri Hulu, Propinsi Riau.

                   seluas       :  1.962,50 (seribu sembilan ratus enam puluh
                                   dua 50/100) hektar

                   dengan penjelasan batas wilayah seperti tercantum dalam lampiran I yang ditanda tangani oleh Direktur Direktorat Teknik Pertambangan Umum dan peta wilayah Kuasa Pertambangan dalam lampiran II untuk mengadakan eksplorasi mencari bahan galian " emas dan mineral pengikutnya " dengan memenuhi kewajiban-kewajiban tersebut dalam lampiran III Keputusan ini serta ketentuan peraturan perundang-undangan yang berlaku.

KEDUA           :  Kuasa Pertambangan ini dapat dibatalkan walaupun masa
                   berlakunya belum habis, apabila Pemegang Kuasa Pertambangan tidak memenuhi kewajiban-kewajiban yang tercantum di dalam lampiran III Keputusan in dan ketentuan peraturan perundang-undangan yang berlaku.

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





KETIGA          :  Pemegang Kuasa Pertambangan yang bermaksud mengadakan kerja sama dengang pihak modal asing dalam rangka Perjanjian Karya terlebih dahulu harus memperoleh izin tertulis dari Merteri
                   Pertambangan dan Energi cq. Direktur Jenderal Pertambangan
                   Umum.

KEEMPAT         :  Keputusan Direktur Jenderal ini mulai berlaku pada tanggal ditetapkan.


                                             Ditetapkan di :   JAKARTA
                                             Pada Tanggal  :   21 Oktober 1994

                                        DIREKTUR JENDERAL PERTAMBANGAN UMUM

                                                [SEAL]


                                                KUNTORO MANGKUSUBROTO


TEMBUSAN :
  1.  Menteri Pertambangan dan Energi di Jakarta (dengan peta).
  2.  Menteri Kehutanan di Jakarta (dengan peta).
  3. Menteri Negara Penggerak Dana Investasi/Ketua Badan Koordinasi Penanaman Modal di Jakarta (tanpa peta).
  4.  Menteri Negara Agraria/Kepala badan Pertanahan Nasional di Jakarta
      (dengan peta).
  5. Sekretaris Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta).
  6. Inspektur jenderal Departemen Pertambangan dan Energi di Jakarta (tanpa peta).
  7. Direktur Jenderal Geologi dan Sumberdaya Mineral up. Direktur Direktorat Sumberdaya Mineral, Jl.Diponegoro No.57 Bandung (dengan peta).
  8. Direktur Jenderal Pemerintahan Umum dan Otonomi Daerah, Departemen Dalam Negeri di Jakarta (tanpa peta).
  9. Direktur Jenderal Perlindungan Hutan dan Pelestarian Alam, Departemen Kehutanan Jl.Ir.H.Juandan No.9 Bogor (dengan peta).
 10. Direktur Jenderal Inventarisasi dan Tataguna Hutan, Departemen Kehutanan di Jakarta (dengan peta).
 11. Kepala Biro Hukum, Departemen Pertambangan dan Energi di Jakarta (dengan peta).
 12. Kepala Biro Keuangan, Departemen Pertambangan dan Energi di Jakarta (tanpa peta).
 13.  Direktur Direktorat Teknik Pertambangan Umum di Jakarta (dengan peta).
 14. Direktur Direktorat Pembinaan Pengusahaan Pertambangan di Jarkata (dengen peta).
 15.  Gubernur Kepala Dareah Tingkat I Propinsi Riau (dengan peta).
 16. Kepala Kanto Wilayah Departemen Pertambangan dan Energi di Pekanbaru (dengan peta).
 17.  Kepala Kantor Wilayah Departemen Kehutanan di Pekanbaru (dengan peta).
 18.  Bupati Keplal Daerah Tingkat II Kabupaten Indragiri Hulu (dengan peta).

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





Lampiran I  :   Keputusan Direktur Jenderal Pertambangan Umum

                Nomor   :  322.K/2013/DDJP/1994

                Tanggal :  21 Oktober 1994

             PENJELASAN BATAS WILAYAH KUASA PERTAMBANGAN EKSPLORASI
                             (  D.U. 1000 / RIAU )

Sebelah Utara   :  garis sejajar melalui titik Triangulasi 111.

Sebelah Timur   :  garis rembang terletak pada 12.000 meter di sebelah Timur titik tersebut di atas.

Sebelah Selatan :  a.  garis sejajar terletak pada 4.000 meter di sebelah
                       Selatan titik tersebut di atas.
                   b. garis rembang terletak pada 7.500 meter di sebelah Timur titik tersebut di atas.
                   c. garis sejajar terletak pada 3.250 meter di sebelah Selatan titik tersebut di atas.

Sebelah Barat   :  garis rembang terletak pada 7.000 meter di sebelah Timur titik tersebut di atas.



                 DIREKTUR DIREKTOR AT TEKNIK PERTAMBANGAN UMUM

                                     [SEAL]

                                IR. SOELENDRO AS
                                NIP  100002158.

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





                               [THIS IS A MAP OF
                LAMPLHAN II KEPUTUSAN DIRJEN PERTAMBANGAN UMUM]

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





        Lampiran III :  Keputusan Direktur Jenderal Pertambangan Umum
                        Nomor   :  322.K/2013/DDJP/1994
                        Tanggal :  21 Oktober 1994

        KEWAJIBAN-KEWAJIBAN PEREGANG KUASA PERTAMBANGAN EKSPLORASI

  I. Pemegang Kuasa Pertambangan ini telah memilih tempat tinggal (domesili) pada Pengadilan Negeri yang berkedudukan di ibu kota Propinsi Riau di Pekanbaru.

  II. Sebelum melakukan kegiatan, pemegang Kuasa Pertambangan ini harus lebih dahulu memberitahukan kepada Pemerintah Daerah dan Kantor Wilayah Departemen Pertambangan dan Energi di Pekanbaru.

  III. Hubungan antara pemegang Kuasa Pertambangan dengan pemilik tanah dan pihak ketiga, diatur menurut ketentuan-ketentuan yang berlaku.

  IV. Pemegang Kuasa Pertambangan Eksplorais diwajibkan membayar Iuran Tetap dan Iuran Eksplorasi menurut ketentuan yang berlaku dan harus dilunasi sebelum beraknirnya Kuasa Pertambangan.

  V. Jika terjadi pertindihan wilayah Kuasa Pertambangan dengan kepentingan lahan lainnya, maka pemegang Kuasa Pertambangan sebelum melaksanakan kagiatan dalam wilayah tersebut harus lebih dahulu menyelesaikannya sesuai dengan ketentuan yang berlaku.

  VI.   a. Pemegang Kuasa Pertambangan harus memberikan laporan kegiatan 3
           (tiga) bulan sekali kepada Direktur Jenderal Pertambangan Umum (1 expl.) dan tembusannya disampaikan kepada Direktur Direktorat Teknik Pertambangan Umum (3 expl.), Kepala kantor Wilayah Departemen Pertambangan dan Energi di Pekanbaru (1 expl.), Gubernur dan Bupati Kepala Daerah setempat (masing-masing 1 expl.).

        b. Selambat-lambatnya dalam waktu 6 (enam) bulan setelah tanggal ditetapkannya Keputusan ini, Pemegang Kuasa Pertambangan harus sudah menyampaikan laporan mengenai pematokan batas-batas wilayah Kuasa Pertambangan tersebut.

  VII.  Dalam Bidang Pengawasan.

        a. Pemegang Kuasa Pertambangan harus mematuhi/mentaati peratruan yang berlaku mengenai Pengawasan Keselmatan dan Kesehatan Kerja serta Lingkungan dibidang Pertambangan umum.
        b. Pengawasan atas pelaksanaan Kuasa Pertambangan ini dilakukan oleh Pelaksana Inpeksi Tambang dan/atau petugas yang ditunjuk oleh Direktur Jenderal Pertambangan Umum.
        c. Pemegang Kuasa Pertambangan dapat/diperkenankan meminta kepada petugas tersebut untuk memperlihatkan surat-surat pengenal dan surat-surat tugasnya.

  VIII. a. Permohonan Perpanjangan atau permohonan Kuasa Pertambangan Eksploitasi sebegai peningkatan harus kiajukan 3 (tiga) bulan sebelum berakhirnya masa izin ini dengan desertai bukti-bukti kewajiban yang telah dipenuhi.

        b. Atas kelalaian tersebut pada huruf a, mengakibatkan:
           1. Kuasa Pertambangan berakhir menurut hukum dan segala usaha pertambangan harus dihentikan.
           2. Sealmbat-lambatnya dalam watku 6 (enam) bulan sejak tanggal berkahirnya Keputusan ini, pemegang Kuasa Pertambangan mengangkat keluar segala sesuatu yang menjadi milikanya kecuali benda-benda/ bangunan-bangunan yang dipergunakan untuk kepentingan umum.


                                        DIREKTUR JENDERAL PERTAMBANGAN UMUM

                                                [SEAL]


                                                KONTORO MANGKUSUBROTO

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





             DEPARTEMEN PERTAMBANGAN DAN ENERGI REPUPLIK INDONESIA
                     DIREKTORAT JENDERAL PERTAMBANGAN UMUM

                 KEPUTUSAN DIREKTUR JENDERAL PERTAMBANGAN UMUM
                         NOMOR  :  323.K/2013/DDJP/1994

                                    TENTANG

                    PEMBERIAN KUASA PERTAMBANGAN EKSPLORASI
                               (  DU. 1001/RIAU  )

                      DIREKTUR JENDERAL PERTAMBANGAN UMUM

Membaca         :  Surat permohonan PT. AKSARA TAMA PRAMITA tanggal 10 Mei 1993.

Menimbang       :  bahwa permohonan yang bersangkutan telah memenuhi
                   syarat-syarat sepbagaimana ditentukan dalam peraturan perundang-undangan yang berlaku.

Mengingat       :  1.  Undang-undang No. 11 Tahun 1967 (LNRI Th 1967 No. 22,
                       TLNRI No. 2831).
                   2.  Peraturan Pemerintah No. 32 Tahun 1969 (LNRI Th 1969 No.
                       60, TLNRI No. 2916) jo. Peraturan Permintah No. 79
                       Tahun 1992 ( LNRI Th 1992 No. 130, TLNRI No. 3510 ).
                   3.  Peraturan Pemerintah No.27 Tahun 1980 (LNRI Th 1980 No.
                       47, TLNRI No. 3174).
                   4.  Keputusan Presiden R.I. No. 343/M Tahun 1993 tanggal 11
                       September 1993.
                   5.  Keputusan Menteri Pertambangan dan Enegi No. 2027
                       K/201/M.PE/1985 tanggal 18 September 1985.
                   6.  Keputusan Direktur Jenderal Pertambangan Umum No. 667
                       K/201/040000/1986 tanggal 11 Nopember 1986.
Memperhatikan   :  Surat Direktur Direktorat Teknik Pertambangan Umum tanggal
                   31 Mei 1994 Nomor  :  1446/2013/DPT/1994.

                              M E M U T U S K A N

Menetapkan      :
PERTAMA         :  Memberikan Kuasa Pertambangan Eksplorasi untuk jangka waktu 3
                   (tiga) tahun berturut-turut  :

                   Kepada       :  PT. AKSARA TAMA PRAMITA
                   Alamat       :  J1. Cengkeh No. 21 F-G
                                   Jakarta Kota.

                   atas suatu wilayah tertanda DU. 998/Riau terletak di : Kabupaten Indragiri Hulu, Propinsi Riau.

                   seluas       :  1.962,50 (seribu sembilan ratus enam puluh
                                   dua 50/100) hektar

                   dengan penjelasan batas wilayah seperti tercantum dalam lampiran I yang ditanda tangani oleh Direktur Direktorat Teknik Pertambangan Umum dan peta wilayah Kuasa Pertambangan dalam lampiran II untuk mengadakan eksplorasi mencari bahan galian " emas dan mineral pengikutnya " dengan memenuhi kewajiban-kewajiban tersebut dalam lampiran III Keputusan ini serta ketentuan peraturan perundang-undangan yang berlaku.

KEDUA           :  Kuasa Pertambangan ini dapat dibatalkan walaupun masa
                   berlakunya belum habis, apabila Pemegang Kuasa Pertambangan tidak memenuhi kewajiban-kewajiban yang tercantum di dalam lampiran III Keputusan in dan ketentuan peraturan perundang-undangan yang berlaku.

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





KETIGA          :  Pemegang Kuasa Pertambangan yang bermaksud mengadakan kerja sama dengang pihak modal asing dalam rangka Perjanjian Karya terlebih dahulu harus memperoleh izin tertulis dari Merteri
                   Pertambangan dan Energi cq. Direktur Jenderal Pertambangan
                   Umum.

KEEMPAT         :  Keputusan Direktur Jenderal ini mulai berlaku pada tanggal ditetapkan.


                                             Ditetapkan di :   JAKARTA
                                             Pada Tanggal  :   21 Oktober 1994

                                        DIREKTUR JENDERAL PERTAMBANGAN UMUM

                                                [SEAL]


                                                KUNTORO MANGKUSUBROTO


TEMBUSAN :
  1.  Menteri Pertambangan dan Energi di Jakarta (dengan peta).
  2.  Menteri Kehutanan di Jakarta (dengan peta).
  3. Menteri Negara Penggerak Dana Investasi/Ketua Badan Koordinasi Penanaman Modal di Jakarta (tanpa peta).
  4.  Menteri Negara Agraria/Kepala badan Pertanahan Nasional di Jakarta
      (dengan peta).
  5. Sekretaris Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta).
  6. Inspektur jenderal Departemen Pertambangan dan Energi di Jakarta (tanpa peta).
  7. Direktur Jenderal Geologi dan Sumberdaya Mineral up. Direktur Direktorat Sumberdaya Mineral, Jl.Diponegoro No.57 Bandung (dengan peta).
  8. Direktur Jenderal Pemerintahan Umum dan Otonomi Daerah, Departemen Dalam Negeri di Jakarta (tanpa peta).
  9. Direktur Jenderal Perlindungan Hutan dan Pelestarian Alam, Departemen Kehutanan Jl.Ir.H.Juandan No.9 Bogor (dengan peta).
 10. Direktur Jenderal Inventarisasi dan Tataguna Hutan, Departemen Kehutanan di Jakarta (dengan peta).
 11. Kepala Biro Hukum, Departemen Pertambangan dan Energi di Jakarta (dengan peta).
 12. Kepala Biro Keuangan, Departemen Pertambangan dan Energi di Jakarta (tanpa peta).
 13.  Direktur Direktorat Teknik Pertambangan Umum di Jakarta (dengan peta).
 14. Direktur Direktorat Pembinaan Pengusahaan Pertambangan di Jarkata (dengen peta).
 15.  Gubernur Kepala Dareah Tingkat I Propinsi Riau (dengan peta).
 16. Kepala Kanto Wilayah Departemen Pertambangan dan Energi di Pekanbaru (dengan peta).
 17.  Kepala Kantor Wilayah Departemen Kehutanan di Pekanbaru (dengan peta).
 18.  Bupati Keplal Daerah Tingkat II Kabupaten Indragiri Hulu (dengan peta).

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





Lampiran I      :  Keputusan Direktur Jenderal Pertambangan Umum

                   Nomor        :  323.K/2013/DDJP/1994

                   Tanggal      :  21 Oktober 1994

             PENJULASAN BATAS WILAYAH KUASA PERTAMBANGAN EKSPLORASI
                               (D.U. 1001 / RIAU)

Sebelah Utara   :  a.  garis sejajar terlatak pada 4.750 meter di sebelah
                   Selatan titik Triangulasi 111.

                   b. garis rembang terletak pada 7.500 meter di sebelah Timur titik tersebut di atas.

                   c. garis sejajar terlatak pada 4.000 meter di sebelah Selatan titik tersebut di atas.

Sebelah Timur   :  garis rembang terletak pada 12.000 meter di sebelah Timur titik tersebut di atas.

Sebela Selatan  :  garis sejajar terlatak pada 8.000 meter di sebelah Selatan titik tersebut di atas.

Sebelah Barat   :  garis rembang terletak pada 7.000 meter di sebelah Timur titik tersebut di atas.


                                Direktur Directorat Teknik Pertambangan Umum


                                                [SEAL]


                                                Ir. Soelendro As
                                                NIP. 100002158.

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





                               [THIS IS A MAP OF
                LAMPLHAN II KEPUTUSAN DIRJEN PERTAMBANGAN UMUM]

   [TRANSLATION NOT CURRENTLY AVAILABLE, BUT WILL BE PROVIDED BY AMENDMENT.]





        Lampiran III :  Keputusan Direktur Jenderal Pertambangan Umum
                        Nomor   :  323.K/2013/DDJP/1994
                        Tanggal :  21 Oktober 1994

        KEWAJIBAN-KEWAJIBAN PEREGANG KUASA PERTAMBANGAN EKSPLORASI

  I. Pemegang Kuasa Pertambangan ini telah memilih tempat tinggal (domesili) pada Pengadilan Negeri yang berkedudukan di ibu kota Propinsi Riau di Pekanbaru.

  II. Sebelum melakukan kegiatan, pemegang Kuasa Pertambangan ini harus lebih dahulu memberitahukan kepada Pemerintah Daerah dan Kantor Wilayah Departemen Pertambangan dan Energi di Pekanbaru.

  III. Hubungan antara pemegang Kuasa Pertambangan dengan pemilik tanah dan pihak ketiga, diatur menurut ketentuan-ketentuan yang berlaku.

  IV. Pemegang Kuasa Pertambangan Eksplorais diwajibkan membayar Iuran Tetap dan Iuran Eksplorasi menurut ketentuan yang berlaku dan harus dilunasi sebelum beraknirnya Kuasa Pertambangan.

  V. Jika terjadi pertindihan wilayah Kuasa Pertambangan dengan kepentingan lahan lainnya, maka pemegang Kuasa Pertambangan sebelum melaksanakan kagiatan dalam wilayah tersebut harus lebih dahulu menyelesaikannya sesuai dengan ketentuan yang berlaku.

  VI.   a. Pemegang Kuasa Pertambangan harus memberikan laporan kegiatan 3
           (tiga) bulan sekali kepada Direktur Jenderal Pertambangan Umum (1 expl.) dan tembusannya disampaikan kepada Direktur Direktorat Teknik Pertambangan Umum (3 expl.), Kepala kantor Wilayah Departemen Pertambangan dan Energi di Pekanbaru (1 expl.), Gubernur dan Bupati Kepala Daerah setempat (masing-masing 1 expl.).

        b. Selambat-lambatnya dalam waktu 6 (enam) bulan setelah tanggal ditetapkannya Keputusan ini, Pemegang Kuasa Pertambangan harus sudah menyampaikan laporan mengenai pematokan batas-batas wilayah Kuasa Pertambangan tersebut.

  VII.  Dalam Bidang Pengawasan.

        a. Pemegang Kuasa Pertambangan harus mematuhi/mentaati peratruan yang berlaku mengenai Pengawasan Keselmatan dan Kesehatan Kerja serta Lingkungan dibidang Pertambangan umum.
        b. Pengawasan atas pelaksanaan Kuasa Pertambangan ini dilakukan oleh Pelaksana Inpeksi Tambang dan/atau petugas yang ditunjuk oleh Direktur Jenderal Pertambangan Umum.
        c. Pemegang Kuasa Pertambangan dapat/diperkenankan meminta kepada petugas tersebut untuk memperlihatkan surat-surat pengenal dan surat-surat tugasnya.

  VIII. a. Permohonan Perpanjangan atau permohonan Kuasa Pertambangan Eksploitasi sebegai peningkatan harus kiajukan 3 (tiga) bulan sebelum berakhirnya masa izin ini dengan desertai bukti-bukti kewajiban yang telah dipenuhi.

        b. Atas kelalaian tersebut pada huruf a, mengakibatkan:
           1. Kuasa Pertambangan berakhir menurut hukum dan segala usaha pertambangan harus dihentikan.
           2. Sealmbat-lambatnya dalam watku 6 (enam) bulan sejak tanggal berkahirnya Keputusan ini, pemegang Kuasa Pertambangan mengangkat keluar segala sesuatu yang menjadi milikanya kecuali benda-benda/ bangunan-bangunan yang dipergunakan untuk kepentingan umum.


                                        DIREKTUR JENDERAL PERTAMBANGAN UMUM

                                                [SEAL]


                                                KONTORO MANGKUSUBROTO

                              DEVELOPMENT AGREEMENT
                     GOLD MINING PROJECT IN EAST KALIMANTAN

                        THE MUNUNG GOLD MINING CONCESSION


This development Agreement (AGREEMENT) is made and entered into on this ___ day of February, 1977 by and between:

PT MUARA MAYANG COAL UTAMA, a limited liability company established and validly existing under Indonesian law, and having its address at Komplek Pertokoan Pulo Mas Blok VII/15-16, Jakarta Timur - Indonesia (hereinafter referred to as "MUARA MAYANG"), and is represented in this Agreement by its Direktur Utama, Mr. T. Jusri Djamal; and

KALIMAS JAYA LTD., a Bahamas Corporation having its registered offices in the Bahamas and its representative offices in Singapore (hereinafter referred to as "KALIMAS"), and is represented in this Agreement by its President Director, Mr. William Chan.

Muara Mayang and Kalimas are hereinafter referred to collectively as "THE PARTIES."

                                   WITNESSETH

Whereas, the government of Indonesia acting through its Department of Mines and Energy and the Directorate General of General Mining (hereinafter referred to as the "DGGM") wishes to expand on its enhanced exploration and exploitation for gold and other precious metals during the next Sixth Development Plan (known as Repelita VI) and beyond, and encourages the private sector to participate in such exploration, development, exploitation and production; and

Whereas KALIMAS is actively seeking to acquire gold mining concessions and to implement gold mining activities in East Kalimantan, Indonesia (hereinafter referred to as the "PROJECT"); and

Whereas MUARA MAYANG currently controls a valid government license, known as Kuasa Pertambangan Penyelidikan Umum and which is listed in official government records as Number 378.K/2012/DDJP/1996, for the general survey and exploration of gold minerals on a 6,096-HECTARE Concession, known as the Munung Gold Mining Concession in East Kalimantan. Muara Mayang can successfully demonstrate that it has officially blocked this area of land at the DGGM and that it has also received a valid license from the DGGM for the general survey and exploration of gold and other metals on this Concession. Muara Mayang recognizes the importance of obtaining other government licenses associated with the exploitation of gold and other metals, for which licenses also include the refinery and production of gold and other metals as well as the transportation and sale of gold and other metals; Muara Mayang will use its expert abilities and efforts to obtain these additional licenses from the Government in order to facilitate the development, implementation, and success of the Project; and


Munung Gold Mining Concession          1

Whereas both Parties agree to use their best efforts to complete the sale, acquisition, and development of the Munung Gold Mining Concession (hereinafter referred to as the "TRANSACTION"), which includes the rights to the government license for the general survey and exploration of gold and other metals on the Concession. The Parties also agree to jointly cooperate to successfully obtain any and all other government licenses which will be necessary for the success of the Project; and

Whereas the Munung Gold Mining Concession (hereinafter referred to as the "CONCESSION") is located in East Kalimantan, Indonesia, and potentially has substantial deposits of gold and other precious metals. The Concession encompasses mining authorizations with respect to approximately 6,096 hectares of land. A geographical description of the concession is provided in EXHIBIT I which is attached to this Agreement. The Concession is located in a gold mineralization zone and, more importantly, is ___ km to the northwest of the famous Kelian Gold Mining Concession which - to date - has approximately 5 million ounces of gold and is still under further exploration. Through official filings and monetary payments made to the DGGM (which includes both filing and annual fees as well as seriousness bonds), Muara Mayang has secured the rights to the Concession as well as the government licenses for the general survey and exploration of gold on the Concession. These documents and, most importantly, a copy of the KP License obtained by Muara Mayang are shown in EXHIBIT II, which is attached to this Agreement.

DESCRIPTION OF THE CONCESSION:    6096 HECTARES IN EAST KALIMANTAN

The Concession consists of approximately 6096 hectares of land. An official government license has been issued in respect of the Concession and permits Muara Mayang to perform a general survey and explore the gold and other metals on the Concession. The License which was issued is delineated as follows:

         1 -    KUASA PERTAMBANGAN PENYELIDIKAN UMUM
                No. 378.K/2012/DDJP/1996
                Issued on 28 August 1996 to PT Muara Mayang Mas
                This license is for the general survey and exploration of gold metals on the 6096-hectare concession.

This official government license, which provides the rights to perform a general survey and explore for gold and other metals on the Concession, is provided in
EXHIBIT II, which is attached to this Agreement.

For purposes of this Transaction, MR. T. JUSRI DJAMAL, as Direktur Utama of PT Muara Mayang Mas, has been granted the complete and/or official authorization, through a General Shareholder's Meeting (subject to stated provisions in the Company's Articles of Association), to sell 80% of Muara Mayang's interest in the Concession, including the full and complete transfer of the government rights to explore for gold and other metals on the Concession. These official authorizations for Mr. Djamal are referenced in EXHIBIT III, which is attached to this Agreement. Although Muara Mayang will actively seek to obtain the additional government licenses for the commercial exploitation of gold and other metals (including the licenses for the refinery, production, transportation,


Munung Gold Mining Concession          2
and sale of gold and other metals), Muara Mayang recognizes that these additional government licenses will also be transferred to Kalimas or to some third party which is appointed by Kalimas. To date, Muara Mayang has secured the government license for the general survey and exploration of gold and other metals on the Concession as referenced in Exhibit II. This government license is currently valid and is in the legal form of a Kuasa Pertambangan (KP). The License is valid for a period of one (1) year and is renewable before maturity.

ADDITIONAL GOVERNMENT LICENSES

Muara Mayang will cooperate exclusively with Kalimas and/or Kalimas' appointed third party to expand the scope of the current license to include other additional government licenses, which are as follows:

         1-     License (KP) for Exploitation
         2-     License (KP) for Refinery and Production
         3-     License (KP) for transportation & Sale

Muara Mayang will use its expert abilities and efforts for obtaining these additional government licenses from the DGGM. The purpose of obtaining all of the necessary licenses is to make it feasible to effectively and efficiently mine the Concession and to make it into a world-class profitable operation.

Whereas Kalimas has the ability to provide and/or secure financing to acquire an 80% interest in the Munung Gold Mining Concession and the related government licenses from Muara Mayang as well as the ability to develop the Concession into a world-class mining operation.

Now therefore, the Parties hereto agree as follows:

1.       COOPERATION

In accordance with the Government Approvals which have already been granted to Muara Mayang, the Parties agree as follows:

         1.1 To submit additional application(s), as necessary, to the DGGM for the licenses and/or mandates to explore for gold and other precious metals on the Concession as well as commercial licenses and/or mandates that are associated with refinery, production, transportation and sale of gold from the concession.

         1.2 To complete the sale, acquisition, and development of the concession

         1.3      To support, develop, and complete the mining operations


Munung Gold Mining Concession          3

2.       EXCLUSIVITY

Except as otherwise provided for in this Agreement, the Parties warrant that they shall cooperate solely and exclusively with each other in connection with this Gold Mining Project and that none of them shall enter into any agreement with any other firm or group of firms with respect to any matters related to this Project without the prior written consent of the other Party and to keep this information strictly confidential. Further, Muara Mayang will grant Kalimas a first right of refusal with respect to any gold mining Concessions which it may control, influence the sale of, or be able to recommend to Kalimas.

The Parties also warrant that such exclusivity will be respected by those persons or firms which they may exercise control or with their affiliate in any manner.


3.       SPONSORSHIP

Muara Mayang shall act as the main sponsor of this Project. In this regard, Muara Mayang has already obtained the complete and proper approvals (which are subject to legal verification) to sell an 80% interest in the concession, which includes the full and complete rights to transfer the government Licenses which Muara Mayang has received for the exploration and exploitation of gold and other precious metals on the Concession. The Licenses which have been granted to Muara Mayang as well as all geological and other significant information will be made available to the Parties on a continual basis. Further, Muara Mayang will obtain the other appropriate government licenses associated with the refinery, production, transport, and sale of gold and other metals.


4.       INITIAL RESPONSIBILITIES


The Parties agree that their responsibilities shall be as follows:

         4.1 MUARA MAYANG has already secured the proper approvals to sell an 80% interest in the Munung Concession as well as the approvals for the full and complete transfer of its rights to the Concession which includes the Government Licenses. Upon the successful completion of the acquisition of the Munung Concession, Muara Mayang will continue to assist with the development of the Project in conjunction with the Parties as needed. In particular, Muara Mayang will take all steps necessary or deemed advisable by Kalimas to secure any and all other appropriate government licenses associated with exploration, exploitation, refinery, production, and transport & sale of gold and other metals. Muara Mayang has reviewed preliminary geological surveys on the Concession and will provide all of this information as well as all future information to the Parties on a continual basis.


Munung Gold Mining Concession          4

                Muara Mayang will give Kalimas first priority/option for any future gold mining opportunities for acquisition and/or for working together in seeking other gold mining projects. In particular, Muara Mayang must give first priority to Kalimas to acquire any additional Concession which are contiguous with the current Concession. In those instances where these contiguous Concession and/or other Concession region are owned and/or controlled by friends, families, and/or directors of other local PT Companies which are associated with Muara Mayang, Muara Mayang must give priority to Kalimas to acquire such Concession, if available.

         4.2 KALIMAS will be responsible to provide and/or secure financing for the Project, provide world-class technologies and management/exploration teams and, if necessary, a strategic operator(s) to develop the Concession. Kalimas will jointly assist the Project with Muara Mayang.

         4.3 KALIMAS shall appoint a qualified Indonesian party to accept the transfer of the licenses issued by the Department of Mines of the Republic of Indonesia and may at any time at its discretion cause or permit such party to transfer such Concession and licenses to any third party based on prevailing regulations and subject to Muara Mayang's continuing rights under the Agreement being respected by such transferee.

5.       TERMS & CONDITIONS FOR SALE & ACQUISITION

         5.1 Muara Mayang will sell an 80% interest in the Concession as well as transfer its full and complete rights to the Government License for the general survey and exploration of gold and other metals on the Concession. Furthermore, Muara Mayang's principals and/or affiliates will not compete with Kalimas.

         5.2    Payment For:

                (a) Muara Mayang agrees to sell 80% of its interest in the Concession as well as its full and complete rights to the Government Licenses to such qualified party as indicated by Kalimas that may be appointed for the price of USD $_______________.

                (b) All payments hereunder shall be subject to continual fulfillment by Muara Mayang of its obligations under this Agreement.

         5.3    Payment Conditions:

                (a) Kalimas agrees to make a down payment of USD $____________ after the signing of this Agreement. This payment, however, is subject to legal verification that the title to the Concession is acceptable and without encumbrances and that the government license issued to Muara Mayang is current and valid.


Munung Gold Mining Concession          5

                  Furthermore, payment is to be made after the survey test results from the initial investigation/exploration activity is completed and any other legal verifications which may be required in respect of title to the Concession and validity of government licenses.

         (b) The final payment of USD $______________________ will be immediately paid to Muara Mayang upon the Gold Mine(s) being put into the production stage and is generating positive revenues. For this to occur, however, Muara Mayang must first secure the complete and proper government licenses. Specifically, Muara Mayang must secure those additional government licenses which will allow the Parties to put the Mine(s) into the production stage. Such government licenses are as follows:

                  -      KP Exploration & Exploitation
                  -      KP Refinery & Production
                  -      KP Transportation & Sale

                  Muara Mayang recognizes that once it secures these licenses for the benefit of the Parties and, moreover, for the benefit of the Project, Muara Mayang will transfer the full and complete rights of these licenses to Kalimas or to the entity appointed by Kalimas.

5.4      Profit Sharing/Shareholding

         The Parties hereby agree that the Profit Sharing from the net profit (total revenue minus all expenses including taxes) to the Project shall be as follows:

                              Kalimas                    80%

                              Muara Mayang               20%

         The said percentage which is entitled to Muara Mayang will be held offshore for the benefit of Muara Mayang.

5.3      Reimbursement of Expenses

         Kalimas agrees to relinquish to or reimburse Muara Mayang for the funds which Muara Mayang expended towards the Seriousness Bond which it paid to the DGGM for blocking the 6096-hectare Concession. These funds amount to a total of RP.___________. Receipts for these expenses are referenced in EXHIBIT IV. Terms and Conditions for the reimbursement of these expenses are to be determined by the Parties.


Munung Gold Mining Concession          6

         5.6      Exploration Program

                  (a) Kalimas agrees to begin the Exploration Program on the Concession by March/April 1997 or at a time mutually agreed between the Parties:______________.

                  (b) Kalimas will dig numerous test pits as part of the exploration program.

                  (c) Shallow drilling to the depth of 50-60 meters will be carried out over the first 90-day period or at a practical time.

                  (d) Deep drilling to the depth of 200 meters will also be carried out over the second 90-day period or at a practical time.

                  (e) Kalimas agrees to provide and/or secure 100% finance the Exploration Program for the development and implementation of the Munung Gold Mine. In this regard, Kalimas agrees to spend a minimum of USD $100,000 in Year 1; USD $100,000 in Year 2; and USD #100,000 in Year 3. Accounting records for these expenditures will be kept by Kalimas.

6.       JURISDICTION

         6.1      (a)      Any dispute or controversies which may arise out of
                           this Agreement shall be amicably settled by the Parties, but in failure thereof, such disputes or controversies shall be referred to the arbitration of the Rules of Badan Arbitrasi Nasional Indonesia
                           (BANI). The arbitration panel shall consist of three
                           (3) arbitrators, one (1) chosen by the complainant, one (1) chosen by the respondent and a Chairman chosen by the arbitrators named by the complainant and the respondent.

                  (b) The Parties expressly agree that (i) the arbitration tribunal shall decide the matter as expeditiously as possible, however no time limits shall be imposed,
                           (ii) Section 631 of the R.V. (Reglement op de Rechtsvordering) shall apply, and that accordingly the arbitrators shall only reach their decision by applying strict rules of law to the facts and shall not purport to resolve any dispute ex aequo et bono,
                           (iii) the arbitration shall be conducted in the English language, in Jakarta, Indonesia, or such other place or places in Indonesia as the Parties to the arbitration may agree, (iv) the Party in whose favor the arbitral award is rendered shall be entitled to recover costs and expenses of the arbitration tribunal including but not limited to the cost and expense of administration of the arbitration proceedings, and (v) the arbitral award shall be issued in Indonesia.


Munung Gold Mining Concession          7

                  (c) The Parties expressly agree to waive Section 641 of the R.V. and any other applicable laws permitting appeal to courts of law or any other body so that accordingly there shall be no appeal to any court of law or any other body from the decision (or any interim decision) of the arbitrators and neither party shall dispute nor question such decision before any judicial authority in the Republic of Indonesia or elsewhere.

                  (d) Pending the submission to arbitration and thereafter until the arbitration tribunal issues its decision, each Party shall, except in the event of expiration, termination or failure by the other Party to obey or comply with a specific order or decision of the arbitration tribunal, continue to perform all of its obligations under this Agreement without prejudice to a final adjustment in accordance with the said award.

         6.2 This Agreement as to its interpretation and application shall be governed by the Laws of Indonesia.

         6.3      The Parties hereby expressly agree to waive the provision of
                  Article 1266 of the Indonesian Civil Code with respect to the need for a court pronouncement to terminate this Agreement.


7.       TERM OF VALIDITY

This Agreement shall be in effect as of February ___, 1997,l and shall be valid until the purposes and objectives of the Project have been fulfilled.

If for any reason the transfer of the Concession is not approved by the Government Authorities within (6) months after the date of this Agreement Kalimas shall have the option to terminate this Agreement with no further liability hereunder.


8.       OTHER MATTERS

Other matters not stipulated in this Agreement shall be further discussed and decided later on through mutual discussion between the Parties on the basis of this Agreement.


Munung Gold Mining Concession          8

In Witness Whereof, the Parties agree that this Agreement is legal and binding and have caused their duly authorized representatives to execute this Agreement on the year and date first above stated.



                                   SIGNATORIES

PT MUARA MAYANG MAS                                KALIMAS JAYA LTD.



BY:       [/S/]                                    BY:       [/S/]
   -------------------------------                    --------------------------
NAME:                                              NAME:  WILLIAM CHAN
TITLE:  DIREKTUR UTAMA                             TITLE:  PRESIDENT DIRECTOR


Munung Gold Mining Concession          9

                                LIST OF EXHIBITS

================================================================================

Exhibit I:             Geographical Description of Property

Exhibit II:            Government Filings and License

Exhibit III:           General Shareholders' Meeting

Exhibit IV:            Reimbursement Expenses


Munung Gold Mining Concession          10

                              DEVELOPMENT AGREEMENT
                     GOLD MINING PROJECT IN EAST KALIMANTAN

                      THE LONG BELEH GOLD MINING CONCESSION


This Development Agreement (AGREEMENT) is made and entered into on this 14th day of February, 1997 by and between:

PT MUARA KOMAN MAS, a limited liability company established and validly existing under Indonesian law, and having its address at Komplek Pertokoan Pulo Mas Blok IVV/15-16, Jakarta Timur - Indonesia (hereinafter referred to as "MUARA KOMAN)," and is represented in this Agreement by its Direktur Utama, Mr. T. Jusri Djamal; and

KALIMAS JAYA LTD., a Bahamas Corporation having its registered offices in the Bahamas and its representative offices in Singapore (hereinafter referred to as "KALIMAS"), and is represented in this Agreement by its President Director, Mr. William Chan.

Muara Koman and Kalimas are hereinafter referred to collectively as "THE
PARTIES."


                                   WITNESSETH

Whereas, the Government of Indonesia acting through its Department of Mines and Energy and the Directorate General of General Mining (hereinafter referred to as the "DGGM") wishes to expand on its enhanced exploration and exploitation for gold and other precious metals during the next Sixth Development Plan (known as Repelita VI) and beyond, and encourages the private sector to participate in such exploration, development, exploitation and production; and

Whereas KALIMAS is actively seeking to acquire gold mining concessions and to implement gold mining activities in East Kalimantan, Indonesia (hereinafter referred to as the "PROJECT"); and

Whereas MUARA KOMAN currently controls a valid government license, known as Kuasa Pertambangan Penyelidikan Umum and which is listed in official government records as Number 422.K/20122/DDJP/1996 for the general survey and exploration of gold and other metals on a 4,637-HECTARE Concession, known as the Long Beleh Gold Mining Concession in East Kalimantan. Muara Koman can successfully demonstrate that it has officially blocked this area of land at the DGGM and that it has also received a valid license from the DGGM for the general survey and exploration of gold and other metals on this Concession. Muara Koman recognizes the importance of obtaining other government licenses associated with the exploitation of gold and other metals, for which licenses also include the refinery and production of gold and other metals as well as the transportation and sale of gold and other metals; Muara Koman will use its expert abilities and efforts to obtain these additional licenses from the Government in order to facilitate the development, implementation, and successes of the Project; and


Long Beleh Gold Mining Concession      1

Whereas both Parties agree to use their best efforts to complete the sale, acquisition, and development of the Long Beleh Gold Mining Concession (hereinafter referred to as the "TRANSACTION"), which includes the rights to the government license for the general survey and exploration of gold and other metals on the Concession. The Parties also agree to jointly cooperate to successfully obtain any and all other government licenses which will be necessary for the success of the Project; and

Whereas the Long Beleh Gold Mining Concession (hereinafter referred to as the "CONCESSION") is located in East Kalimantan, Indonesia, and potentially has substantial deposits of gold and other precious metals. The Concession encompasses mining authorizations with respect to approximately 4,637 hectares of land. A geographical description of the Concession is provided in Exhibit I, which is attached to this Agreement. The Concession is located in a gold mineralization zone and, more importantly, is ___ km to the south of the famous Busang Gold Mining Concession which - to date - has approximately 57 million ounces of gold and is still under further exploration. Through official filings and monetary payments made to the DGGM (which includes both filing and annual fees as well as seriousness bonds), Muara Koman has secured the rights to the Concession as well as the government licenses for the general survey and exploration of gold on the concession. These documents and, most importantly, a copy of the KP License obtained by Muara Koman are shown in EXHIBIT II, which is attached to this Agreement.

DESCRIPTION OF THE CONCESSION:     4,637 HECTARES IN EAST KALIMANTAN

The Concession consists of approximately 4,637 hectares of land. An official government license has been issued in respect of the Concession and permits Muara Koman to perform a general survey and explore for gold and other metals on the Concession. The License which was issued is delineated as follows:

          1 -      KUASA PERTAMBANGAN PENYELIDIKAN UMUM
                   No. 422.K/2012/DDJP/1996
                   Issued on 16 September to PT Muara Koman Mas
                   This license is for the general survey and exploration of gold metals on the 4,637-hectare concession

This official government license, which provides the rights to perform a general survey and explore for gold and other metals on the Concession is provided in
EXHIBIT II, which is attached to this agreement.

For purposes of this Transaction, MR. T. JUSRI DJAMAL, as Direktur Utama of PT Muara Komana Mas, has been granted the complete and/or official authorization, through a General Shareholder's Meeting (subject to stated provisions in the Company's Articles of Association), to sell 80% of Muara Koman's interest in the concession, including the full and complete transfer of the government rights to explore for gold and other metals on the concession. These official authorizations for Mr. Jamal are referenced in EXHIBIT III, which is attached to this Agreement. Although Muara Koman will actively seek to obtain the additional government licenses for the commercial exploitation of gold and other metals (including the licenses for the refinery, production, transportation and sale


Long Beleh Gold Mining Concession      2
of gold and other metals), Muara Koman recognizes that these additional government licenses will also be transferred to Kalimas or to some third party which is appointed by Kalimas. To date, Muara Koman has secured the government license for the general survey and exploration of gold and other metals on the Concession as referenced in Exhibit II. This government license is currently valid and is in the legal form of a Kuasa Pertambangan (KP). The License is valid for a period of one (1) year and is renewable before maturity.

ADDITIONAL GOVERNMENT LICENSES

Muara Koman will cooperate exclusively with Kalimas and/or Kalimas' appointed third party to expand the scope of the current license to include other additional government licenses which are as follows:

          1-       License (KP) for Exploitation
          2-       License (KP) for Refinery and Production
          3-       License (KP) for transportation & Sale

Muara Koman will use its expert abilities and efforts for obtaining these additional government licenses from the DGGM. The purpose of obtaining all of the necessary licenses is to make it feasible to effectively and efficiently mine the Concession and to make it into a world-class profitable operation.

Whereas KALIMAS has the ability to provide and/or secure financing to acquire an 80% interest in the Long Beleh Gold Mining Concession and the related government licenses from Muara Koman as well as the ability to develop the Concession into a world-class mining operation.

Now therefore, the Parties hereto agree as follows:

1.       COOPERATION

In accordance with the Government Approvals which have already been granted to Muara Koman, the Parties agree as follows:

         1.1 To submit additional application(s), as necessary, to the DGGM for the licenses and/or mandates to explore for gold and other precious metals on the concession as well as commercial licenses and/or mandates that are associated with refinery, production, transportation and sale of gold from the Concession.

         1.2 To complete the sale, acquisition, and development of the Concession

         1.3      To support, develop, and complete the mining operations


Long Beleh Gold Mining Concession      3

2.        EXCLUSIVITY

Except as otherwise provided for in this Agreement, the Parties warrant that they shall cooperate solely and exclusively with each other in connection with this Gold Mining Project and that none of them shall enter into any agreement with any other firm or group of firms with respect to any matters related to this Project without the prior written consent of the other Party and to keep this information strictly confidential. Further, Muara Koman will grant Kalimas a first right of refusal with respect to any gold mining Concessions which it may control, influence the sale of, or be able to recommend to Kalimas.

The Parties also warrant that such exclusivity will be respected by those persons or firms which they may exercise control or with their affiliate in any manner.


3.        SPONSORSHIP

Muara Koman shall act as the main sponsor of this Project. In this regard, Muara Koman has obtained the complete and proper approvals (which are subject to legal verification) to sell an 80% interest in the Concession, which includes the full and complete rights to transfer the Government Licenses which Muara Koman has received for the exploration and exploitation of gold and other precious metals on the Concession. The Licenses which have been granted to Muara Koman as well as all geological and other significant information will be made available to the Parties on a continual basis. Furthermore, Muara Koman will obtain the other appropriate government licenses associated with the refinery and production of gold and other metals as well as the licenses for the transportation and sale of gold and other metals.


4.        INITIAL RESPONSIBILITIES

The Parties agree that their responsibilities shall be as follows:

          4.1 MUARA KOMAN has already secured the proper approvals to sell an 80% interest in the Long Beleh Concession as well as the approvals for the full and complete transfer of its rights to the Concession, which includes the Government Licenses. Upon the successful completion of the acquisition of the Long Beleh Concession, Muara Koman will continue to assist with the development of the Project in conjunction with the Parties as needed. In particular, Muara Koman will take all steps necessary or deemed advisable by Kalimas to secure any and all other appropriate government licenses associated with exploration, exploitation, refinery, production, and transport & sale of gold and other metals. Muara Koman has reviewed preliminary geological surveys on the Concession and will provide all of this information as well as all future information to the Parties on a continual basis.


Long Beleh Gold Mining Concession      4

                   Muara Koman will give Kalimas first priority/option for any future gold mining opportunities for acquisition and/or for working together in seeking other gold mining projects. In particular, Muara Koman must give first priority to Kalimas to acquire any additional Concession which are contiguous with the current Concession. In those instances where these contiguous Concession and/or other Concession region are owned and/or controlled by friends, families, and/or directors of other local PT Companies which are associated with Muara Koman, Muara Koman must give priority to Kalimas to acquire such Concession, if available.

          4.2 KALIMAS will be responsible to provide and/or secure financing for the Project, provide world-class technologies and management/exploration teams and, if necessary, a strategic operator(s) to develop the Concession. Kalimas will jointly assist the Project with Muara Koman.

          4.3 KALIMAS shall appoint a qualified Indonesian party to accept the transfer of the licenses issued by the Department of Mines of the Republic of Indonesia and may at any time at its discretion cause or permit such party to transfer such Concession and licenses to any third party based on prevailing regulations and subject to Muara Koman's continuing rights under the Agreement being respected by such transferee.

5.        TERMS & CONDITIONS FOR SALE & ACQUISITION

          5.1 Muara Koman will sell an 80% interest in the concession as well as transfer its full and complete rights to the Government License for the general survey and exploration of gold and other metals on the Concession. Furthermore, Muara Koman's principals and/or affiliates will not complete with Kalimas.

          5.2      Payment For:

                   (a) Muara Koman agrees to sell 80% of its interest in the Concession as well as transfer its full and complete rights to the Government Licenses to such qualified party as indicated by Kalimas that may be appointed for the price of USD $1,000,000.

                   (b) All payments hereunder shall be subject to continual fulfillment by Muara Koman of its obligations under this Agreement.

          5.3      Payment Conditions:

                   (a) Kalimas agrees to make a down payment of USD $150,000 after the signing of this Agreement. This payment, however, is subject to legal verification that the title to the Concession is acceptable and without encumbrances and that the government license issued to Muara Koman is current and


Long Beleh Gold Mining Concession      5
                           valid. Furthermore, payment is to be made after the survey test results from the initial investigation/exploration activity is completed and any other legal verifications which may be required in respect of title to the Concession and validity of government licenses.

                  (b) The final payment of US $850,000 will be immediately paid to Muara Koman upon the Gold Mine(s) being put into the production stage and is generating positive revenues. For this to occur, however, Muara Koman must first secure the complete and proper government licenses. Specifically, Muara Koman must secure those additional government licenses which will allow the Parties to put the Mine(s) into the production stage. Such government licenses are as follows:

                           -        KP Exploration & Exploitation
                           -        KP Refinery & Production
                           -        KP Transportation & Sale

                           Muara Koman recognizes that once it secures these licenses for the benefit of the Parties and, moreover, for the benefit of the Project, Muara Koman will transfer the full and complete rights of these licenses to Kalimas or to the entity appointed by Kalimas.

          5.4      Profit Sharing/Shareholding

                   The Parties hereby agree that the Profit Sharing from the net profit (total revenue minus all expenses including taxes) to the Project shall be as follows:

                           Kalimas                           80%

                           Muara Koman                       20%

                   The said percentage which is entitled to Muara Koman will be held offshore for the benefit of Muara Koman.

          5.5      Reimbursement of Expenses

                   Kalimas agrees to relinquish to or reimburse Muara Koman for the funds which Muara Koman expended towards the Seriousness Bond which is paid to the DGGM for blocking the 4,637-hectare Concession. These funds amount to a total of Rp. to be determined. Receipts for these expenses are referenced in
                   EXHIBIT IV. Terms and Conditions for the reimbursement of these expenses are to be determined by the Parties.


Long Beleh Gold Mining Concession      6

         5.6      Exploration Program

                  (a) Kalimas agrees to begin the Exploration Program on the Concession by March/April 1997 or sooner, or at a time mutually agreed between the parties: 14th February.

                  (b) Kalimas will dig numerous test pits as part of the exploration program.

                   (c) Shallow drilling to the depth of 50-60 meters will be carried out over the first 90-day period or at a practical time.

                   (d) Deep drilling to the depth of 200 meters will also be carried out over the second 90-day period or at a practical time.

                   (e) Kalimas agrees to provide and/or secure 100% finance the Exploration Program for the development and implementation of the Long Beleh Gold Mine. In this regard, Kalimas agrees to spend a minimum of USD #100,000 in Year 1; USD $100,000 in Year 2; and USD $100,000 in Year 3. Accounting records for these expenditures will be kept by Kalimas


6.        JURISDICTION

          6.1     (a)      Any dispute or controversies which may arise out of
                           this Agreement shall be amicably settled by the Parties, but in failure thereof, such disputes or controversies shall be referred to the arbitration of the Rules of Badan Arbitrasi Nasional Indonesia
                           (BANI). The arbitration panel shall consist of three
                           (3) arbitrators, one (1) chosen by the complainant, one (1) chosen by the respondent and a Chairman chosen by the arbitrators named by the complainant and the respondent.

                  (b) The Parties expressly agree that (e) the arbitration tribunal shall decide the matter as expeditiously as possible; however, no time limits shall be imposed,
                           (ii) Section 631 of the R.V. (Reglement op de Rechtsvordering) shall apply, and that accordingly the arbitrators shall only reach their decision by applying strict rules of law to the facts and shall not purport to resolve any dispute ex aequo et bono,
                           (iii) the arbitration shall be conducted in the English language, in Jakarta, Indonesia, or such other place or places in Indonesia as the Parties to the arbitration may agree, (iv) the Party in whose favor the arbitral award is rendered shall be entitled to recover costs and expenses of the arbitration tribunal including but not limited to the cost and expense of


Long Beleh Gold Mining Concession      7
                           administration of the arbitration proceedings, and
                           (v) the arbitral award shall be issued in Indonesia.

                   (c) The Parties expressly agree to waive Section 641 of the R.V. and any other applicable laws permitting appeal to courts of law or any other body so that accordingly there shall be no appeal to any court of law or any other body from the decision (or any interim decision) of the arbitrators and neither party shall dispute nor question such decision before any judicial authority in the Republic of Indonesia or elsewhere.

                   (d) Pending the submission to arbitration and thereafter until the arbitration tribunal issues its decision, each Party shall, except in the event of expiration, termination or failure by the other Party to obey or comply with a specific order or decision of the arbitration tribunal, continue to perform all of its obligations under this Agreement without prejudice to a final adjustment in accordance with the said award.

          6.2 This Agreement as to its interpretation and application shall be governed by the Laws of Indonesia.

          6.3      The Parties hereby expressly agree to waive the provision of
                   Article 1266 of the Indonesian Civil Code with respect to the need for a court pronouncement to terminate this Agreement.

7.        TERM OF VALIDITY

This Agreement shall be in effect as of February 14th, 1997, and shall be valid until the purposes and objectives of the Project have been fulfilled.

If for any reason the transfer of the Concession is not approved by the Government Authorities within (6) months after the date of this Agreement Kalimas shall have the option to terminate this Agreement with no further liability hereunder.


8.        OTHER MATTERS

Other matters not stipulated in this Agreement shall be further discussed and decided later on through mutual discussion between the Parties on the basis of this Agreement.


Long Beleh Gold Mining Concession      8

In Witness Whereof, the Parties agree that this Agreement is legal and binding and have caused their duly authorized representatives to execute this Agreement on the year and date first above stated.



                                   SIGNATORIES

PT MUARA KOMAN MAS                                 KALIMAS JAYA LTD.




BY:        /S/                                     BY:     /S/
   -----------------------------                       -------------------------
NAME:  MR. T. JUSRI DJAMAL                         NAME:  WILLIAM CHAN
TITLE:  DIREKTUR UTAMA                             TITLE:  PRESIDENT DIRECTOR


Long Beleh Gold Mining Concession      9

                              DEVELOPMENT AGREEMENT
                     GOLD MINING PROJECT IN EAST KALIMANTAN

                        THE TELEN GOLD MINING CONCESSION


This Development Agreement (AGREEMENT) is made and entered into on this 14th day of February, 1997 by and between:

PT WALEA BAHIMAS, a limited liability company established and validly existing under Indonesian law, and having its address at Komplek Pertokoan Pulo Mas Blok VII/15-16, Jakarta Timur - Indonesia (hereinafter referred to as "WALEA BAHIMAS"), and is represented in this Agreement by its Direktur Utama, Mr. T. Jusri Djamal; and

KALIMAS JAYA LTD., a Bahamas Corporation having its registered offices in the Bahamas and its representative offices in Singapore (hereinafter referred to as "KALIMAS"), and is represented in this Agreement by its President Director, Mr. William Chan.

Walea Bahimas and Kalimas are hereinafter referred to collectively as "THE PARTIES."

                                   WITNESSETH

Whereas, the Government of Indonesia acting through its Department of Mines and Energy and the Directorate General of General Mining (hereinafter referred to as the "DGGM") wishes to expand on its enhanced exploration and exploitation for gold and other precious metals during the next Sixth Development Plan (known as Repelita VI) and beyond, and encourages the private sector to participate in such exploration, development, exploitation and production; and

Whereas KALIMAS is actively seeking to acquire gold mining concessions and to implement gold mining activities in East Kalimantan, Indonesia (hereinafter referred to as the "PROJECT"); and

Whereas WALEA BAHIMAS currently controls a valid government license, known as Kuasa Pertambangan Penyelidikan Umum and which is listed in official government records as Number 379.k/2012/DDJP/1996, for the general survey and exploration of gold and other metals on a 687-HECTARE Concession, known as the Telen Gold Mining Concession in East Kalimantan. Walea Bahimas can successfully demonstrate that it has officially blocked this area of land at the DGGM and that it has also received a valid license from the DGGM for the general survey and exploration of gold and other metals on this Concession. Walea Bahimas recognizes the importance of obtaining other government licenses associated with the exploitation of gold and other metals, for which licenses also include the refinery and production of gold and other metals as well as the transportation and sale of gold and other metals; Walea Bahimas will use its expert abilities and efforts to obtain these additional licenses from the Government in order to facilitate the development, implementation, and success of the Project; and


Telen Gold Mining Concession           1

Whereas both Parties agree to use their best efforts to complete the sale, acquisition, and development of the Telen Gold Mining Concession (hereinafter referred to as the "TRANSACTION"), which includes the rights to the government license for the general survey and exploration of gold and other metals on the Concession. The Parties also agree to jointly cooperate to successfully obtain any and all other government licenses which will be necessary for the success of the Project; and

Whereas the Telen Gold Mining Concession (hereinafter referred to as the "CONCESSION") is located in East Kalimantan, Indonesia, and potentially has substantial deposits of gold and other precious metals. The Concession encompasses mining authorizations with respect to approximately 687 hectares of land. A geographical description of the Concession is provided in EXHIBIT I, which is attached to this Agreement. The Concession is located in a gold mineralization zone and, more importantly, is ___ km to the east of the famous Busang Gold Mining Concession which - to date - has approximately 57 million ounces of gold and is still under further exploration. Through official filings and monetary payments made to the DGGM (which includes both filing and annual fees as well as seriousness bonds), Walea Bahimas has secured the rights to the Concession as well as the government licenses for the general survey and exploration of gold on the Concession. These documents and, most importantly, a copy of the KP License obtained by Walea Bahimas are shown in EXHIBIT II, which is attached to this Agreement.

DESCRIPTION OF THE CONCESSION:     687 HECTARES IN EAST KALIMANTAN

The Concession consists of approximately 6096 hectares of land. An official government license has been issued in respect of the Concession and permits Walea Bahimas to perform a general survey and explore for gold and other metals on the Concession. The License which was issued is delineated as follows:

          1 -      KUASA PERTAMBANGAN PENYELIDIKAN UMUM
                   No. 379.K/2012/DDJP/1996
                   Issued on 28 August 1996 to PT Walea Bahimas Mas
                   This license is for the general survey and exploration of gold metals on the 687-hectare concession

This official government license, which provides the rights to perform a general survey and explore for gold and other metals on the Concession, is provided in
EXHIBIT II which is attached to this Agreement.

For purposes of this Transaction, MR. T. JUSRI DJAMAL, as Direktur Utama of PT Walea Bahimas Mas, has been granted the complete and/or official authorization, through a General Shareholder's Meeting (subject to stated provisions in the Company's Articles of Association), to sell 80% of Walea Bahimas's interest in the Concession, including the full and complete transfer of the government rights to explore for gold and other metals on the Concession. These official authorizations for Mr. Djamal are referenced in EXHIBIT III, which is attached to this Agreement. Although Walea Bahimas will actively seek to obtain the additional government licenses for the commercial exploitation of gold and other metals (including the licenses for the refinery, production, transportation,


Telen Gold Mining Concession           2
and sale of gold), Walea Bahimas recognizes that these additional government licenses will also be transferred to Kalimas or to some third party which is appointed by Kalimas. To date, Walea Bahimas has secured the government license for the general survey and exploration of gold and other metals on the Concession as referenced in Exhibit II. This government license is currently valid and is in the legal form of a Kuasa Pertambangan (KP). The License is valid for a period of one (1) year and is renewable before maturity.

ADDITIONAL GOVERNMENT LICENSES & EXPANSION OF PROPERTY

Walea Bahimas will cooperate exclusively with Kalimas and/or Kalimas' appointed third party to expand the scope of the current license to include additional hectares of land as well as other additional government licenses which are as follows:

          1 -      License (KP) for Exploitation
          2 -      License (KP) for Refinery and Production
          3 -      License (KP) for Transportation & Sale

Walea Bahimas will use its expert abilities and efforts for obtaining these additional hectares for mining development as well as additional government licenses from the DGGM. The purpose of obtaining all of the necessary licenses is to make it feasible to effectively and efficiently mine the Concession and to make it into a world-class profitable operation.

Whereas KALIMAS has the ability to provide and/or secure financing to acquire an 80% interest in the Telen Gold Mining Concession and the related government licenses from Walea Bahimas as well as the ability to develop the Concession into a world-class mining operation.

Now therefore, the Parties hereto agree as follows:

1.        COOPERATION

In accordance with the Government Approvals which have already been granted to Walea Bahimas, the Parties agree as follows:

          1.1 To submit additional application(s), as necessary, to the DGGM for the licenses and/or mandates to explore for gold and other precious metals on the Concession as well as commercial licenses and/or mandates that are associated with refinery, production, transportation and sale of gold from the Concession.

          1.2 To complete the sale, acquisition, and development of the Concession.

          1.3      To support, develop, and complete the mining operations


Telen Gold Mining Concession           3

2.        EXCLUSIVITY

Except as otherwise provided for in this Agreement, the Parties warrant that they shall cooperate solely and exclusively with each other in connection with this Gold Mining Project and that none of them shall enter into any agreement with any other firm or group of firms with respect to any matters related to this Project without the prior written consent of the other Party and to keep this information strictly confidential. Further, Walea Bahimas will grant Kalimas a first right of refusal with respect to any gold mining Concessions which it may control, influence the sale of, or be able to recommend to Kalimas.

The Parties also warrant that such exclusivity will be respected by those persons or firms which they may exercise control or with their affiliate in any manner.


3.        SPONSORSHIP

Walea Bahimas shall act as the main sponsor of this Project. In this regard, Walea Bahimas has already obtained the complete and proper approvals (which are subject to legal verification) to sell an 80% interest in the Concession, which includes the full and complete rights to transfer the Government Licenses which Walea Bahimas has received for the exploration and exploitation of gold and other precious metals on the Concession. The Licenses which have been granted to Walea Bahimas as well as all geological and other significant information will be made available to the Parties on a continual basis. Furthermore, Walea Bahimas will obtain the other appropriate government licenses associated with the refinery and production of gold and other metals as well as the licenses for the transportation and sale of gold and other metals.


4.        INITIAL RESPONSIBILITIES

The Parties agree that their responsibilities shall be as follows:

          4.1 WALEA BAHIMAS has already secured the proper approvals to sell an 80% interest in the Telen Concession as well as the approvals for the full and complete transfer of its rights to the Concession, which includes the Government Licenses. Upon the successful completion of the acquisition of the Telen Concession, Walea Bahimas will continue to assist with the development of the Project in conjunction with the Parties as needed. In particular, Walea Bahimas will take all steps necessary or deemed advisable by Kalimas to secure any and all additional property as well as other appropriate government licenses associated with exploration, exploitation, refinery, production, and transport & sale of gold and other metals. Walea Bahimas has reviewed preliminary geological surveys on the Concession and will provide all of this information as well as all future information to the Parties on a continual basis.


Telen Gold Mining Concession           4

                   Walea Bahimas will give Kalimas first priority/option for any future gold mining opportunities for acquisition and/or for working together in seeking other gold mining projects. In particular, Walea Bahimas must give first priority to Kalimas to acquire any additional Concession which are contiguous with the current Concession. In those instances where these contiguous Concession and/or other concession region are owned and/or controlled by friends, families, and/or directors of other local PT Companies which are associated with Walea Bahimas, Walea Bahimas must give priority to Kalimas to acquire such Concession, if available.

          4.2 KALIMAS will be responsible to provide and/or secure financing for the Project, provide world-class technologies and management/exploration teams and, if necessary, a strategic operator(s) to develop the Concession. Kalimas will jointly assist the Project with Walea Bahimas.

          4.3 KALIMAS shall appoint a qualified Indonesian party to accept the transfer of the licenses issued by the Department of Mines of the Republic of Indonesia and may at any time at its discretion cause or permit such party to transfer such Concession and licenses to any third party based on prevailing regulations and subject to Walea Bahimas's continuing rights under the Agreement being respected by such transferee.

5.        TERMS & CONDITIONS FOR SALE & ACQUISITION

          5.1 Walea Bahimas will sell an 80% interest in the Concession as well as transfer its full and complete rights to the Government License for the general survey and exploration of gold and other metals on the Concession. Furthermore, Walea Bahimas's principals and/or affiliates will not compete with Kalimas.

          5.2      Payment For:

                   (a) Walea Bahimas agrees to sell 80% of its interest in the Concession as well as its full and complete rights to the Government Licenses to such qualified party as indicated by Kalimas that may be appointed for the price of USD $1,000,000.

                   (b) All payments hereunder shall be subject to continual fulfillment by Walea Bahimas of its obligations under this Agreement.

          5.3      Payment Conditions:

                   (a) Kalimas agrees to make a down payment of USD $150,000 after the signing of this Agreement. This payment, however, is subject to legal verification that the title to the Concession is acceptable and without encumbrances and that the government license issued to Walea Bahimas is current and valid.


Telen Gold Mining Concession           5

                           Furthermore, payment is to be made after the survey test results from the initial investigation/exploration activity is completed and any other legal verifications which may be required in respect of title to the Concession and validity of government licenses.

                  (b) The final payment of USD $850,000 will be immediately paid to Walea Bahimas upon the Gold Mine(s) being put into the production stage and is generating positive revenues. For this to occur, however, Walea Bahimas must first secure the complete and proper government licenses. Specifically, Walea Bahimas must secure those additional government licenses which will allow the Parties to put the Mine(s) into the production stage. Such government licenses are as follows:

                           -        KP Exploration & Exploitation
                           -        KP Refinery & Production
                           -        KP Transportation & Sale

                           Walea Bahimas recognizes that once it secures these licenses for the benefit of the Parties and, moreover, for the benefit of the Project, Walea Bahimas will transfer the full and complete rights of these licenses to Kalimas or to the entity appointed by Kalimas.

          5.4      Profit Sharing/Shareholding

                   The Parties hereby agree that the Profit Sharing from the net profit (total revenue minus all expenses including taxes) to the Project shall be as follows:

                           Kalimas                  80%

                           Walea Bahimas            20%

                   The said percentage which is entitled to Walea Bahimas will be held offshore for the benefit of Walea Bahimas.

          5.5      Reimbursement of Expenses

                   Kalimas agrees to relinquish to or reimburse Walea Bahimas for the funds which Walea Bahimas expended towards the Seriousness Bond which it paid to the DGGM for blocking the 687-hectare Concession. These funds amount to a total of Rp. to be determined. Receipts for these expenses are referenced in EXHIBIT IV. Terms and Conditions for the reimbursement of these expenses are to be determined by the Parties.


Telen Gold Mining Concession           6

          5.6      Exploration Program

                   (a) Kalimas agrees to begin the Exploration Program on the Concession by March/April 1997 or sooner, or at a time agreed upon by the
                           Parties:___________________________.

                   (b) Kalimas will dig numerous test pits as part of the exploration program.

                   (c) Shallow drilling to the depth of 50-60 meters will be carried out over the first 90-day period or at a practical time.

                   (d) Deep drilling to the depth of 200 meters will also be carried out over the second 90-day period or at a practical time.

                   (e) Kalimas agrees to provide and/or secure 100% finance the Exploration Program for the development and implementation of the Telen Gold Mine. In this regard, Kalimas agrees to spend a minimum of USD $100,000 in Year 1; USD $100,000 in Year 2; and USD $100,000 in Year 3. Accounting records for these expenditures will be kept by Kalimas.

6.        JURISDICTION

          6.1      (a)     Any dispute or controversies which may arise out of
                           this Agreement shall be amicably settled by the Parties, but in failure thereof, such disputes or controversies shall be referred to the arbitration of the Rules of Badan Arbitrasi Nasional Indonesia
                           (BANI). The arbitration panel shall consist of three
                           (3) arbitrators, one (1) chosen by the complainant, one (1) chosen by the respondent and a Chairman chosen by the arbitrators named by the complainant and the respondent.

                   (b) The Parties expressly agree that (i) the arbitration tribunal shall decide the matter as expeditiously as possible, however no time limits shall be imposed,
                           (ii) Section 631 of the R.V. (Reglement op de Rechtsvordering) shall apply, and that accordingly the arbitrators shall only reach their decision by applying strict rules of law to the facts and shall not purport to resolve any dispute ex aequo et bono,
                           (iii) the arbitration shall be conducted in the English language, in Jakarta, Indonesia, or such other place or places in Indonesia as the Parties to the arbitration may agree, (iv) the Party in whose favor the arbitral award is rendered shall be entitled to recover costs and expenses of the arbitration tribunal including but not limited to the cost and expense of administration of the arbitration proceedings, and (v) the arbitral award shall be issued in Indonesia.



Telen Gold Mining Concession           7

                   (c) The Parties expressly agree to waive Section 641 of the R.V. and any other applicable laws permitting appeal to courts of law or any other body so that accordingly there shall be no appeal to any court of law or any other body from the decision (or any interim decision) of the arbitrators and neither party shall dispute nor question such decision before any judicial authority in the Republic of Indonesia or elsewhere.

                   (d) Pending the submission to arbitration and thereafter until the arbitration tribunal issues its decision, each Party shall, except in the event of expiration, termination or failure by the other Party to obey or comply with a specific order or decision of the arbitration tribunal, continue to perform all of its obligations under this Agreement without prejudice to a final adjustment in accordance with the said award.

          6.2 This Agreement as to its interpretation and application shall be governed by the Laws of Indonesia.

          6.3      The Parties hereby expressly agree to waive the provision of
                   Article 1266 of the Indonesian Civil Code with respect to the need for a court pronouncement to terminate this Agreement.

7.        TERM OF VALIDITY

This Agreement shall be in effect as of February 14, 1997, and shall be valid until the purposes and objectives of the Project have been fulfilled.

If for any reason the transfer of the Concession is not approved by the Government Authorities within (6) months after the date of this Agreement Kalimas shall have the option to terminate this Agreement with no further liability hereunder.

8.        OTHER MATTERS

Other matters not stipulated in this Agreement shall be further discussed and decided later on through mutual discussion between the Parties on the basis of this Agreement.


Telen Gold Mining Concession           8

In Witness Whereof, the Parties agree that this Agreement is legal and binding and have caused their duly authorized representatives to execute this Agreement on the year and date first above stated.


                                   SIGNATORIES

PT WALEA BAHIMAS MAS                             KALIMAS JAYA LTD.



BY:      /S/                                     BY:      /S/
   --------------------------                       ----------------------------
NAME:                                            NAME:  WILLIAM CHAN
TITLE:  DIREKTUR UTAMA                           TITLE:  PRESIDENT DIRECTOR


Telen Gold Mining Concession           9

                                LIST OF EXHIBITS

--------------------------------------------------------------------------------

EXHIBIT I:                 GEOGRAPHICAL DESCRIPTION OF PROPERTY

EXHIBIT II:                GOVERNMENT FILINGS AND LICENSE

EXHIBIT III:               GENERAL SHAREHOLDERS' MEETING

EXHIBIT IV:                REIMBURSEMENT EXPENSES


Telen Gold Mining Concession           10

                              DEVELOPMENT AGREEMENT
                     GOLD MINING PROJECT IN EAST KALIMANTAN

                         THE RIAU GOLD MINING CONCESSION



This Development Agreement (AGREEMENT) is made and entered into on this 14th day of February, 1977 by and between:

PT AKSARA MUNA ARTHA AND PT WALEA BAHAI MAS, a limited liability company established and validly existing under Indonesian law, and having its address at __________________________________-Indonesia (hereinafter referred to as "PT
COMPANY"), and is represented in this Agreement by its Direktur Utama, ___________; and

KALIMAS JAYA LTD, a Bahamas Corporation having its registered offices in the Bahamas and its representative offices in Singapore (hereinafter referred to as "KALIMAS"), and is represented in this Agreement by its President Director, Mr. William Chan.

PT COMPANY and Kalimas are hereinafter referred to collectively as "THE
PARTIES."

                                   WITNESSETH

Whereas, the Government of Indonesia acting through its Department of Mines and Energy and the Directorate General of General Mining (hereinafter referred to as the "DGGM") wishes to expand on its enhanced exploration and exploitation for gold and other precious metals during the next Sixth Development Plan (known as Repelita VI) and beyond, and encourages the private sector to participate in such exploration, development, exploitation and production; and

Whereas KALIMAS is actively seeking to acquire gold mining concessions and to implement gold mining activities in East Kalimantan, Indonesia (hereinafter referred to as the "PROJECT"); and

Whereas PT COMPANY currently controls a valid government license, known as Kuasa Pertambangan Penyelidikan Umum and which is listed in official government record as Number __________, for the general survey and exploration of gold and other metals on a _________-HECTARE Concession, known as the Riau Gold Mining Concession in East Kalimantan. PT Company can successfully demonstrate that it has officially blocked this area of land at the DGGM and that it has also received a valid license from the DGGM for the general survey and exploration of gold and other metals on this Concession. PT Company recognizes the importance of obtaining other government licenses associated with the exploitation of gold and other metals, for which licenses also include the refinery and production of gold and other metals as well as the transportation and sale of gold and other metals; PT Company will use its expert abilities and efforts to obtain these additional licenses from the government in order to facilitate the development, implementation, and success of the Project; and


Riau Gold Mining Concession             1

Whereas both Parties agree to use their best efforts to complete the sale, acquisition, and development of the Riau Gold Mining Concession of two concessions: Kuantan area 4x2000 Ha. and Sengiangi 3000/Ha. (hereinafter referred to as the "TRANSACTION"), which includes the rights to the government license for the general survey and exploration of gold and other metals on the Concession. The Parties also agree to jointly cooperate to successfully obtain any and all other government licenses which will be necessary for the success of the Project; and

whereas the Riau Gold Mining Concession (hereinafter referred to as the "CONCESSION") is located in Sumatera, Indonesia, and, potentially, has substantial deposits of gold and other precious metals. The Concession encompasses mining authorizations with respect to approximately _____ hectares of land. A geographical description of the Concession is provided in EXHIBIT I, which is attached to this Agreement. The Concession is located in a gold mineralization zone and, more importantly, is ____ km to the ___ of the famous ____________ Gold Mining Concession which - to date - has approximately ______ million ounces of gold and is still under further exploration. Through official filings and monetary payments made to the DGGM (which includes both filing and annual fees as well as seriousness bonds), PT Company has secured the rights to the Concession as well as the government licenses for the general survey and exploration of gold on the Concession. These documents and,most importantly, a copy of the KP License obtained by PT Company are shown and, most importantly, a copy of the KP License obtained by PT Company are shown win EXHIBIT II, which is attached to this agreement.

DESCRIPTION OF THE CONCESSION        ***** HECTARES IN RIAU SUMATERA

The Concession consists of approximately _____ hectares of land. An official government license has been issued in respect of the Concession and permits PT Company to perform a general survey and explore for gold and other metals on the Concession. The License which was issued is delineated as follows:

            1-   KUASA PERTAMBANGAN EKSPLORASI/EKSPLOTIESI
                 No. ____________________________
                 Issued on _________ to PT ______________
                 This license is for the general survey and exploration of gold metals on the ____-hectare concession

This official government license, which provides the rights to perform a general survey


                                            (However, the area could be expanded
                                            up to 5000 Ha.)


Riau Gold Mining Concession             2
transportation, and sale of gold), PT Company recognizes that these additional government licenses will also be transferred to Kalimas or to some third party which is appointed by Kalimas. To date, PT Company has secured the government license for the general survey and exploration of gold and other metals on the concession as referenced in Exhibit II. This government license is currently valid and is in the legal form of a Kuasa Pertambangan (KP). The License is valid for a period of one (1) year and is renewable before maturity.

ADDITIONAL GOVERNMENT LICENSES & EXPANSION OF PROPERTY

PT Company will cooperate exclusively with Kalimas and/or Kalimas' appointed third party to expand the scope of the current license to include additional hectares of land as well as other additional government licenses, which are as follows:

          1-       License (KP) for Exploitation
          2-       License (KP) for Refinery and Production
          3-       License (KP) for Transportation & Sale

PT Company will use its expert abilities and efforts for obtaining these additional hectares for mining development as well as additional government licenses from the DGGM. The purpose of obtaining all of the necessary licenses is to make it feasible to effectively and efficiently mine the Concession and to make it into a world-class profitable operation.

Whereas KALIMAS has the ability to provide and/or secure financing to acquire ______ interest in the Riau Gold Mining Concession and the related government licenses from PT Company as well as the ability to develop the Concession into a world-class mining operation.

Now therefore, the Parties hereto agree as follows:

1         COOPERATION

In accordance with the Government Approvals which have already been granted to PT Company, the Parties agree as follows:

          1.1 To submit additional application(s), as necessary, to the DGGM for the licenses and/or mandates to explore for gold and other precious metals on the Concession as well as commercial licenses and/or mandates that are associated with refinery, production, transportation and sale of gold from the Concession.

          1.2 To complete the sale, acquisition, and development of Concession

          1.3      To support, develop, and complete the mining operations


Riau Gold Mining Concession             3

2         EXCLUSIVITY

Except as otherwise provided for in this Agreement, the Parties warrant that they shall cooperate solely and exclusively with each other in connection with this Gold Mining Project and that none of them shall enter into any agreement with any other firm or group of firms with respect to any matters related to this Project without the prior written consent of the other Party and to keep this information strictly confidential. Further, PT Company will grant Kalimas a first right of refusal with respect to any gold mining Concessions which it may control, influence the sale of, or be able to recommend to Kalimas.

The Parties also warrant that such exclusivity will be respected by those persons or firms which they may exercise control or with their affiliate in any manner.

3         SPONSORSHIP

PT Company shall act as the main sponsor of this Project. In this regard, PT Company has already obtained the complete and proper approvals (which are subject to legal verification) to sell an ___ interest in the Concession, which includes the full and complete rights to transfer the Government Licenses which PT Company has received for the exploration and exploitation of gold and other precious metals on the Concession. The Licenses which have been granted to PT Company as well as all geological and other significant information will be made available to the Parties on a continual basis. Furthermore, PT Company will obtain the other appropriate government licenses associated with the refinery and production of gold and other metals as well as the licenses for the transportation and sale of gold and other metals.


4.        INITIAL RESPONSIBILITIES

The Parties agree that their responsibilities shall be as follows:

          4.1 PT COMPANY has already secured the proper approvals to sell an interest in the Riau Concession (1) Sengingi $ to be negotiated 20%, (2) Kuantan $250k 20%, as well as approvals for the full and complete transfer of its rights to the Concession which includes the Government Licenses. Upon the successful completion of the acquisition of the Riau Concession, PT Company will continue to assist with the development of the Project in conjunction with the Parties as needed. In particular, PT Company will take all steps necessary or deemed advisable by Kalimas to secure any and all additional property as well as other appropriate government licenses associated with exploration, exploitation, refinery, production, and transport & sale of gold and other metals. PT Company has reviewed preliminary geological surveys on the Concession and will provide all of this information as well as all future information to the Parties on a continual basis.


Riau Gold Mining Concession             4

                   PT Company will give Kalimas first priority option for any future gold mining opportunities for acquisition and/or for working together in seeking other gold mining projects. In particular, PT Company must give first priority to Kalimas to acquire any additional Concession which are contiguous with the current Concession. In those instances where these contiguous Concession and/or other Concession region are owned and/or controlled by friends, families, and/or directors of other local PT Companies which are associated with PT Company, PT Company must give priority to Kalimas to acquire such Concession, if available.

          4.2 KALIMAS will be responsible to provide and/or secure financing for the Project, provide world-class technologies and management exploration teams and, if necessary, a strategic operator(s) to develop the Concession. Kalimas will jointly assist the Project with PT Company.

          4.3 Kalimas shall appoint a qualified Indonesian party to accept the transfer of the licenses issued by the Department of Mines of the Republic of Indonesia and may at any time at its discretion cause or permit such party to transfer such Concession and licenses to any third party based on prevailing regulations and subject to PT Company's continuing rights under the Agreement being respected by such transferee.


6.        TERMS & CONDITIONS FOR SALE & ACQUISITION

          5.1 PT Company will sell an 80% interest in the Concession as well as transfer its full and complete rights to the Government License for the general survey and exploration of gold and other metals on the Concession. Furthermore, PT Company's principals and/or affiliates will not compete with Kalimas.

          5.2      Payment For:

                   (a) PT Company agrees to sell 80% of its interest in the Concession as well as its full and complete rights to the Government Licenses to such qualified party as indicated by Kalimas that may be appointed for the price of USD $ To Be Negotiated

          5.3      Payment Conditions:

                  (a) Kalimas agrees to make a down payment of USD $ (a) Sengingi $ TO BE NEGOTIATED (b) Kuantang $250,000 after the signing of this Agreement. This payment, however, is subject to legal verification that the title to the Concession is acceptable and without encumbrances and that the government license issued to PT Company is current and valid. Furthermore,


Riau Gold Mining Concession             5
                           payment is to be made after the survey test results from the initial investigation exploration activity is completed and any other legal verifications which may be required in respect of title to the Concession and validity of government licenses.

                  (b) The final payment of USD $ TO BE NEGOTIATED will be immediately paid to PT Company upon the Gold Mine(s) being put into the production stage and is generating positive revenues. For this to occur, however, PT Company must first secure the complete and proper government licenses. Specifically, PT Company must secure those additional government licenses which will allow the Parties to put the Mine(s) into the production stage. Such government licenses are as follows:

                           -        KP Exploration & Exploitation
                           -        KP Refinery & Production
                           -        KP Transportation & Sale

                           PT Company recognizes that once it secures these licenses for the benefit of the Parties and, moreover, for the benefit of the Project, PT Company will transfer the full and complete rights of these licenses to Kalimas or to the entity appointed by Kalimas.

          5.4      Profit Sharing

                   The Parties hereby agree that the Profit Sharing from the net profit (total revenue minus all expenses including taxes) to the Project shall be as follows:

                           Kalimas                  80%

                           PT Company               20%

          * The said percentage which is entitled to PT Company will be held offshore for the benefit of PT Company.

          5.5      Reimbursement of Expenses

                   Kalimas agrees to relinquish to or reimburse PT Company for the funds which PT Company expended towards the Seriousness Bond which is paid to the DGGM for blocking the 68-hectare Concession. These funds amount to a total of Rp. TO BE DETERMINED Receipts for these expenses are referenced in
                   EXHIBIT IV. Terms and Conditions for the reimbursement of these expenses are to be determined by the Parties.


Riau Gold Mining Concession             6

          5.6      Exploration Program

                   (a) Kalimas agrees to begin the Exploration Program on the Concession by March April 1997 or sooner, or at a time agreed upon by the
                           Parties:_______________________.

                   (b) Kalimas will dig numerous test pits as part of the exploration program.

                   (c) Shallow drilling to the depth of 50-60 meters will be carried out over the first 90-day period or at a practical time.

                   (d) Deep drilling to the depth of 200 meters will also be carried out over the second 90-day period or at a practical time.

                   (e) Kalimas agrees to provide and/or secure 100% finance the Exploration Program for the development and implementation of the Riau Gold Mine. In this regard, Kalimas agrees to spend a minimum of USD $100,000 in Year 1; USD $100,000 in Year 2; and USD $100,000 in Year 3. Accounting records for these expenditures will be kept by Kalimas.


6.        JURISDICTION

          6.1      (a)     Any dispute or controversies which may arise out of
                           this Agreement shall be amicably settled by the Parties, but in failure thereof, such disputes or controversies shall be referred to the arbitration of the Rules of Badan Arbitrasi Nasional Indonesia
                           (BANI). The arbitration panel shall consist of three
                           (3) arbitrators, one (1) chosen by the complainant, one (1) chosen by the respondent and a Chairman chosen by the arbitrators named by the complainant and the respondent.

                   (b) The Parties expressly agree that Ii) the arbitration tribunal shall decide the matter as expeditiously as possible, however, no time limits shall be imposed,
                           (ii) Section 631 of the R.V. (Reglement op de Rechtsvordering) shall apply, and that accordingly the arbitrators shall only reach their decision by applying strict rules of law to the facts and shall not purport to resolve any dispute ex aequo et bono,
                           (iii) the arbitration shall be conducted in the English language, in Jakarta, Indonesia, or such other place or places in Indonesia as the Parties to the arbitration may agree, (iv) the Party in whose favor the arbitral award is rendered shall be entitled to recover costs and expenses of the arbitration tribunal including but not limited to the cost and expense of administration of the arbitration proceedings, and (v) the arbitral award shall be issued in Indonesia.


Riau Gold Mining Concession             7

                   (c) The Parties expressly agree to waive Section 641 of the R.V. and any other applicable laws permitting appeal to courts of law or any other body so that accordingly there shall be no appeal to any court of law or any other body from the decision (or any interim decision) of the arbitrators and neither party shall dispute nor question such decision before any judicial authority in the Republic of Indonesia or elsewhere.

                   (d) Pending the submission to arbitration and thereafter until the arbitration tribunal issues its decision, each Party shall, except in the event of expiration, termination or failure by the other Party to obey or comply with a specific order or decision of the arbitration tribunal, continue to perform all of its obligations under this Agreement without prejudice to a final adjustment in accordance with the said award.

          6.2 This Agreement as to its interpretation and application shall be governed by the Laws of Indonesia.

          6.4      The Parties hereby expressly agree to waive the provision of
                   Article 1266 of the Indonesian Civil Code with respect to the need for a court pronouncement to terminate this Agreement.


7         TERMS OF VALIDITY

This Agreement shall be in effect as of February 14th, 1997, and shall be valid until the purposes and objectives of the Project have been fulfilled.

If for any reason the transfer of the Concession is not approved by the Government Authorities within (6) months after the date of this Agreement Kalimas shall have the option to terminate this Agreement with no further liability hereunder.


8         OTHER MATTERS

Other matters not stipulated in this Agreement shall be further discussed and decided later on through mutual discussion between the Parties on the basis of the Agreement.


Riau Gold Mining Concession             8

In Witness Whereof, the Parties agree that this Agreement is legal and binding and have caused their duly authorized representatives to execute this Agreement on the year and date first above stated.




                                   SIGNATORIES


PT                                    KALIMAS JAYA LTD
  --------------------





BY:      /S/                             BY:      /S/
   ------------                             ------------
NAME:                                    NAME:  WILLIAM CHAN
TITLE:  DIREKTUR UTAMA                   TITLE:  PRESIDENT DIRECTOR


The final agreements will be presented to Mr. Usri on the week of 17th February '97 in Jakarta for final signature.



                                     /s/


Riau Gold Mining Concession             9

                                LIST OF EXHIBITS

--------------------------------------------------------------------------------


EXHIBIT I:         GEOGRAPHICAL DESCRIPTION OF PROPERTY

EXHIBIT II:        GOVERNMENT FILINGS AND LICENSE

EXHIBIT III:       GENERAL SHAREHOLDERS' MEETING

EXHIBIT IV:        REIMBURSEMENT EXPENSES


Riau Gold Mining Concession            10